                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                   Investment Company Act File Number 811-2901

                   RIVERSOURCE TAX-EXEMPT INCOME SERIES, INC.
               (Exact name of registrant as specified in charter)

         50606 Ameriprise Financial Center, Minneapolis, Minnesota 55474
               (Address of principal executive offices) (Zip code)

   Scott R. Plummer - 5228 Ameriprise Financial Center, Minneapolis, MN 55474
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (612) 671-1947

Date of fiscal year end: 11/30

Date of reporting period: 11/30

Annual Report
and Prospectus
                                                  (RIVERSOURCE INVESTMENTS LOGO)

RIVERSOURCE
TAX-EXEMPT HIGH INCOME FUND

ANNUAL REPORT FOR
THE PERIOD ENDED
NOVEMBER 30, 2008
(Prospectus also enclosed)

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND SEEKS TO
PROVIDE SHAREHOLDERS WITH A HIGH YIELD GENERALLY
EXEMPT FROM FEDERAL INCOME TAXES.


This annual report includes a prospectus that
describes in detail the Fund's objective,
investment strategy, risks, sales charges,
fees and other matters of interest. Please
read the prospectus carefully before you
invest or send money.                            (SINGLE STRATEGY FUNDS ICON)

TABLE OF CONTENTS --------------------------------------------------------------


Your Fund at a Glance..............    3

Manager Commentary.................    6

The Fund's Long-term Performance...   14

Fund Expenses Example..............   16

Portfolio of Investments...........   18

Statement of Assets and
  Liabilities......................   50

Statement of Operations............   51

Statements of Changes in Net
  Assets...........................   52

Financial Highlights...............   53

Notes to Financial Statements......   56

Report of Independent Registered
  Public Accounting Firm...........   71

Federal Income Tax Information.....   73

Board Members and Officers.........   75

Proxy Voting.......................   79



                     (DALBAR LOGO)

The RiverSource mutual fund shareholder reports have been awarded the Communications Seal from Dalbar Inc., an independent financial services research firm. The
Seal recognizes communications demonstrating a level of excellence in the industry.


--------------------------------------------------------------------------------
2  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

YOUR FUND AT A GLANCE ----------------------------------------------------------

FUND SUMMARY
--------------------------------------------------------------------------------

> RiverSource Tax-Exempt High Income Fund (the Fund) Class A shares declined
  9.59% (excluding sales charge) for the 12 months ended Nov. 30, 2008.

> The Fund underperformed the Barclays Capital 3-Plus Year Municipal Bond Index
  (formerly known as Lehman Brothers 3-Plus Year Municipal Bond index), which fell 4.76% for the period.

> The Fund underperformed the Lipper General Municipal Debt Funds Index, representing the Fund's peer group, which decreased 9.20% for the same time frame.

ANNUALIZED TOTAL RETURNS (for period ended Nov. 30, 2008)
--------------------------------------------------------------------------------


                                  1 year  3 years  5 years  10 years
--------------------------------------------------------------------
RiverSource Tax-Exempt High
  Income Fund Class A (excluding
  sales charge)                   -9.59%   -1.19%   +0.54%    +2.51%
--------------------------------------------------------------------
Barclays Capital 3-Plus Year
  Municipal Bond Index
  (unmanaged)                     -4.76%   +1.30%   +2.48%    +4.16%
--------------------------------------------------------------------
Lipper General Municipal Debt
  Funds Index                     -9.20%   -0.76%   +1.06%   +2.90%
--------------------------------------------------------------------


(See "The Fund's Long-term Performance" for Index descriptions)

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.

The 4.75% sales charge applicable to Class A shares of the Fund is not reflected in the table above. If reflected, returns would be lower than those shown. The performance of other classes may vary from that shown because of differences in expenses. See the Average Annual Total Returns table for performance of other share classes of the Fund.

The indices do not reflect the effects of sales charges, expenses (excluding Lipper) and taxes. It is not possible to invest directly in an index.


--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  3

YOUR FUND AT A GLANCE (continued) ----------------------------------------------

STYLE MATRIX
--------------------------------------------------------------------------------



        DURATION
SHORT    INT.     LONG
                    X     HIGH
                    X     MEDIUM   QUALITY
                          LOW



Shading within the style matrix indicates areas in which the Fund is designed to generally invest.

The style matrix can be a valuable tool for constructing and monitoring your portfolio. It provides a frame of reference for distinguishing the types of stocks or bonds owned by a mutual fund, and may serve as a guideline for helping you build a portfolio.

Investment products, including shares of mutual funds, are not federally or FDIC-insured, are not deposits or obligations of, or guaranteed by any financial institution, and involve investment risks including possible loss of principal and fluctuation in value.

PORTFOLIO STATISTICS
--------------------------------------------------------------------------------

Weighted average life(1)    14.9 years
--------------------------------------
Effective duration(2)        8.8 years
--------------------------------------
Weighted average bond
  rating(3)                         AA
--------------------------------------




ANNUAL OPERATING EXPENSE RATIO
(as of the current prospectus)
--------------------------------------------------------------------------------

                  Total fund    Net fund
                   expenses   expenses(a)
-----------------------------------------
Class A              0.99%       0.91%
-----------------------------------------
Class B              1.74%       1.67%
-----------------------------------------
Class C              1.74%       1.66%
-----------------------------------------



(a) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Fund's Board. Any amounts waived will not be reimbursed by the Fund. Under this agreement, net fund expenses (excluding 0.18% of interest and fee expenses related to the Fund's participation in certain inverse floater programs), will not exceed 0.76% for Class A, 1.52% for Class B and 1.51% for Class C.

(1) WEIGHTED AVERAGE LIFE measures a bond's maturity, which takes into consideration the possibility that the issuer may call the bond before its maturity date.

(2) EFFECTIVE DURATION measures the sensitivity of a security's price to parallel shifts in the yield curve (the graphical depiction of the levels of interest rates from two years out to 30 years). Positive duration means that as rates rise, the price decreases, and negative duration means that as rates rise, the price increases.

(3) WEIGHTED AVERAGE BOND RATING represents the average credit quality of the underlying bonds in the portfolio.

There are risks associated with an investment in a tax exempt fund, including credit risk, interest rate risk, and prepayment and extension risk. See the Fund's prospectus for information on these and other risks associated with the Fund. In general, bond prices rise when interest rates fall and vice versa. This effect is usually more pronounced for longer-term securities. Non-investment grade securities, commonly called "high-yield" or "junk" bonds, generally have more volatile prices and carry more risk to principal and income than investment grade securities.

Income from tax-exempt funds may be subject to state and local taxes and a portion of income may be subject to the federal and/or state alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions.


--------------------------------------------------------------------------------
4  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
--------------------------------------------------------------------------------


AT NOV. 30, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/7/79)                    -9.59%   -1.19%   +0.54%   +2.51%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -10.51%   -2.03%   -0.27%   +1.71%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -10.48%   -1.94%   -0.22%     N/A      +2.17%
---------------------------------------------------------------------------



                                                                     SINCE
With sales charge             1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception 5/7/79)   -13.80%   -2.79%   -0.42%   +1.99%       N/A
----------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -14.83%   -3.22%   -0.61%   +1.71%       N/A
----------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -11.34%   -1.94%   -0.22%     N/A      +2.17%
----------------------------------------------------------------------------



AT DEC. 31, 2008
                                                                    SINCE
Without sales charge         1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception
  5/7/79)                    -9.61%   -1.52%   +0.36%   +2.48%       N/A
---------------------------------------------------------------------------
Class B (inception
  3/20/95)                  -10.54    -2.36%   -0.46%   +1.68%       N/A
---------------------------------------------------------------------------
Class C (inception
  6/26/00)                  -10.50%   -2.27%   -0.40%     N/A      +2.13%
---------------------------------------------------------------------------



                                                                     SINCE
With sales charge             1 YEAR  3 YEARS  5 YEARS  10 YEARS  INCEPTION*
Class A (inception 5/7/79)   -13.84%   -3.12%   -0.60%   +1.96%       N/A
----------------------------------------------------------------------------
Class B (inception
  3/20/95)                   -14.85%   -3.55%   -0.79%   +1.68%       N/A
----------------------------------------------------------------------------
Class C (inception
  6/26/00)                   -11.36%   -2.27%   -0.40%     N/A      +2.13%
----------------------------------------------------------------------------



Class A share performance reflects the maximum sales charge of 4.75%. Class B share performance reflects a contingent deferred sales charge (CDSC) applied as follows: first year 5%; second and third years 4%; fourth year 3%; fifth year 2%; sixth year 1%; no sales charge thereafter. Class C shares may be subject to a 1% CDSC if shares are sold within one year after purchase.

* For classes with less than 10 years performance.

The performance information shown represents past performance and is not a guarantee of future results. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds.


--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  5

MANAGER COMMENTARY  ------------------------------------------------------------

Dear Shareholders,

RiverSource Tax-Exempt High Income Fund (the Fund) Class A shares declined 9.59% (excluding sales charge) for the 12 months ended Nov. 30, 2008. The Fund underperformed the Barclays Capital 3-Plus Year Municipal Bond Index (Barclays Capital 3-Plus Index) (formerly known as Lehman Brothers 3-Plus Year Municipal Bond Index), which fell 4.76% for the period. The Fund also underperformed the Lipper General Municipal Debt Funds Index (Lipper Index), representing the Fund's peer group, which decreased 9.20% for the same time frame.

SIGNIFICANT PERFORMANCE FACTORS
The tax-exempt fixed income market significantly outpaced the equity markets but underperformed the taxable fixed income market for the annual period, as fallout from turmoil in the credit markets and fears regarding liquidity spilled over into the municipal market. Through February 2008, a flight to quality toward Treasuries ensued as investors grew increasingly risk averse. Investors also grew concerned that bond insurers might be challenged to maintain their AAA ratings. Further, liquidity evaporated, as hedge funds and other leveraged municipal participants were forced to sell positions into an already distressed market to meet margin calls. Plus, auction rate securities markets that typically supported the municipal bond market supply/demand balance did not offer this support during these months. The lack of support stemmed from Wall Street firms stepping away from the municipal bond market due to balance sheet pressures of their own. Finally, concerns heightened that the

TOP TEN STATES (at Nov. 30, 2008; % of portfolio assets)
--------------------------------------------------------------------------------

California                                               14.6%
--------------------------------------------------------------
New York                                                 10.5%
--------------------------------------------------------------
Minnesota                                                 5.9%
--------------------------------------------------------------
Texas                                                     5.5%
--------------------------------------------------------------
Massachusetts                                             5.4%
--------------------------------------------------------------
North Carolina                                            4.5%
--------------------------------------------------------------
Ohio                                                      4.5%
--------------------------------------------------------------
Arizona                                                   4.2%
--------------------------------------------------------------
Washington                                                3.7%
--------------------------------------------------------------
Michigan                                                  3.4%
--------------------------------------------------------------




--------------------------------------------------------------------------------
6  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

supply of new issue municipal bonds might build up in March 2008 and beyond. February 2008 was the worst month on record for the municipal bond market, with the ratio of municipal bond yields to Treasury yields across the yield curve, or spectrum of maturities, reaching record high levels.

Then, as new institutional and individual buyers came into the market to take advantage of the potential excess supply, the increased demand generated by these buyers softened fears that the new issue supply might not be absorbed. As a result, the ratio of municipal bond yields to Treasury yields was driven back down toward historical averages. The tax-exempt fixed income market rallied significantly from March through May, notably outperforming Treasuries during these months. Indeed, March through May generated the best relative performance for the tax-exempt fixed income market in over 25 years.

In June, the ratio of municipal bond yields to Treasury yields rose again, as several bond insurers were downgraded, investment banks experienced balance sheet deterioration and inflation pressures heightened. The tax-exempt bond market subsequently rallied once again until July 21, when FSA, a bond insurance company, was put on "negative watch" by the

QUALITY BREAKDOWN (at Nov. 30, 2008; % of portfolio assets excluding cash equivalents and equities)
--------------------------------------------------------------------------------

AAA bonds                                                30.8%
--------------------------------------------------------------
AA bonds                                                 34.6%
--------------------------------------------------------------
A bonds                                                  17.1%
--------------------------------------------------------------
BBB bonds                                                12.8%
--------------------------------------------------------------
Non-investment grade bonds                                3.5%
--------------------------------------------------------------
Non-rated bonds                                           1.2%
--------------------------------------------------------------


Bond ratings apply to the underlying holdings of the Fund and not the Fund itself. Whenever possible, the Standard and Poor's rating is used to determine the credit quality of a security. Standard and Poor's rates the creditworthiness of corporate bonds, with 15 categories, ranging from AAA (highest) to D (lowest). Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. If Standard and Poor's doesn't rate a security, then Moody's rating is used. RiverSource Investments, LLC, the Fund's investment manager, rates a security using an internal rating system when Moody's doesn't provide a rating. Ratings for 4.0% of the bond portfolio assets were determined through internal analysis.


--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  7

MANAGER COMMENTARY (continued)  ------------------------------------------------


rating agencies. Amidst this market weakness, buyers returned, serving as the catalyst for strong performance by the tax-exempt bond market in August. By the end of August, the ratio of 10-year municipal bond yields to 10-year Treasury yields had been driven back down to approximately 90%, having reached triple digits just months earlier.

From September through November, the tax-exempt bond market was challenged once again, starting with the bankruptcy of Lehman Brothers in mid-September, which sparked a slippery slope of financial institutions going out of business, forced into mergers or being taken over by the U.S. government. Liquidity dried up and demand for municipal bonds dramatically slowed, as the institutional buyer base shrank considerably due to consolidation within the industry and balance sheet pressures among the survivors. There was a great deal of deleveraging by mutual funds, forced selling by hedge funds, and aftershocks from the unwinding of tender option bond programs.* Investors grew increasingly cautious. At the same time, supply was largely sidelined due to the lack of demand. Year-to-date through November 2008, new issue supply was down 7.8% compared with the same period one year earlier. Given these difficult conditions, by the end of November the ratio of 10-year municipal bond yields to 10-year Treasury yields had reached a new all-time high of 150%.

For the annual period overall, short-term tax-exempt yields declined, as the Federal Reserve (the Fed) sought to strengthen liquidity and calm market fears by cutting the targeted federal funds rate nine times by a total of 4.25% and as demand from money market funds increased. Longer-dated municipal bond yields rose. Indeed, by the end of the annual period, yields on municipal bonds with maturities of 20 years or longer had reached the highest levels seen in over 10 years.

As long-term municipal bond yields rose and short-term municipal bond yields fell early in the annual period, the Fund benefited from the steeper yield curve bias we implemented in December and January.

----------
* Tender option bond programs are programs in which investors effectively earn the fixed rates on long-term bonds whose purchase is financed by paying something close to the Bond Market Association Municipal Swap Index rate. This leveraged trade, where investors borrow at low short rates to earn significantly higher returns further out on the yield curve, is referred to as a "carry trade."

--------------------------------------------------------------------------------
8  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


Further boosting the Fund's results relative to the Barclays Capital 3-Plus Index was having only modest exposure to high yield and non-investment grade municipal bonds, which underperformed higher quality sectors during the annual period. Similarly, having only a moderate position in the general obligation bonds of the state of California, New York City and the Commonwealth of Puerto Rico helped, as these general obligations grew increasingly riskier due to the issuers' sizable budgetary imbalances.

Another contributing factor to the Fund's performance during this period was effective issue selection within the non-enhanced municipal tobacco bond sector. Issue selection within the health care sector was also effective, although this was more than offset by the detracting effect of having a significant allocation to this sector as spreads, or the difference in yields between these securities and AAA-rated municipals, widened.

Having an allocation to prepaid natural gas municipal bonds detracted from Fund results. Though an AA/A-rated sector, these bonds, which carry the backing of major investment firms, were impacted during the period due to concern regarding the long-term viability of these institutions. Indeed, the Fund did hold a position in a Lehman Brothers prepaid natural gas municipal bond, which traded down sharply when the institution declared bankruptcy in mid-September. Significant allocations to single family housing planned amortization class
(PAC) bonds and airport and other transportation bonds also hurt Fund performance during the period. Further detracting from Fund results was a significant exposure to bonds subject to the Alternative Minimum Tax (AMT), as the spreads between municipal bonds subject to the AMT and those that are not widened materially during the 12-month period.

Exposure to tender option bond programs also detracted from Fund performance, as these securities underperformed when the yield curve grew steeper and longer-dated municipal bond rates moved higher. We actively reduced the Fund's position in these tender option bond programs during the annual period, but not enough to avoid the impact of their lagging performance. Finally, a significant allocation to bonds rated A and BBB across a variety of sectors detracted from the Fund's performance, as spreads widened and A-rated and BBB-rated bonds materially underperformed higher quality tax-exempt bonds for the annual period.


--------------------------------------------------------------------------------
                RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  9

MANAGER COMMENTARY (continued)  ------------------------------------------------

CHANGES TO THE FUND'S PORTFOLIO
Overall, we sought to upgrade quality in the Fund's portfolio during the annual period. In implementing this strategy, we reduced exposure to non-enhanced municipal tobacco bonds, given the increased supply anticipated to be on the horizon. This proved to be a prudent move given recent pricing of these bonds. We also reduced the Fund's allocations to prepaid natural gas municipal bonds and to the general obligation bonds of the state of California, the state of New York, New York City and the Commonwealth of Puerto Rico. We were increasingly concerned that spreads on California bonds would widen further over the near term as the state's economy as a whole and its real estate market in particular remained under pressure. As for New York, we were similarly concerned about its economy due to job losses across the state due in large part to the ongoing problems Wall Street faces. Puerto Rico continued to deal with material budget imbalances. When opportunities arose, we also reduced the Fund's position in airport and other transportation bonds and to single family housing PAC bonds. As mentioned, we also reduced the Fund's exposure to tender option bond programs, as their cost structure became less attractive with a steeper yield curve.

We deployed the proceeds from these trades into investment grade essential service revenue bonds, such as public power and water and sewer issues. We feel that this sector may enable the Fund to potentially pick up incremental yield without taking on significant risk, as it tends to be less economically sensitive.

OUR FUTURE STRATEGY
At the end of November, we viewed the longer-term prospects for the tax-exempt bond market as attractive. However, for the near term, we believe the tax-exempt bond market may remain under pressure, as still-elevated levels of new issue supply, dysfunction of the auction rate securities markets, limited participation by institutional buyers, and budgetary squeezes on many municipal issuers remain ongoing concerns. We intend to use any near-term weakness in the tax-exempt bond market as a buying opportunity, as we continue to focus on higher quality municipal bonds, such as those in the education and essential service revenue sectors. At the same time, we intend to seek select opportunities among high yield and non-investment grade municipal bonds. We will, of course, continue

--------------------------------------------------------------------------------
10  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

to carefully monitor the fundamentals of the issuers and their budgets, seeking to avoid bonds issued by those under ratings pressure.

We believe the Fed is likely to ease monetary policy again in the near term, so we expect to maintain the Fund's duration neutral to modestly longer than the Barclays Capital 3-Plus Index. We also believe that the tax-exempt yield curve may become a bit steeper but will basically remain within its current range.

Longer term, we remain hopeful regarding the tax-exempt bond market for several reasons. First, we believe federal income taxes will go up given the outcome of the November 2008 presidential election. As a result, we expect the appeal of municipal bond funds to increase. Second, with less reliance on bond insurers and with concerns regarding their downgrades now behind us, we anticipate an enhanced focus on individual municipal bonds' fundamentals. Our ongoing policy is to focus on the underlying credit quality of all municipal securities held in the RiverSource Tax-Exempt High Income Fund, including those wrapped with any bond insurance, with an emphasis on fundamentals and little reliance on the insurers themselves. Third, as Treasury yields significantly decline, potential buyers may find municipal bond yields increasingly attractive. Finally, there is talk, though in the early stages still, of the Federal government possibly assisting states by funding infrastructure projects and more. Together, we believe these factors will lead to a reversion in the ratio of municipal bond yields to Treasury yields. While this ratio may not return to historical averages for some time, we may see it decline closer to 100% during 2009.



  Overall, we sought to upgrade quality in the Fund's portfolio during the annual period.






--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  11

MANAGER COMMENTARY (continued)  ------------------------------------------------

Consistent with the Fund's investment objective, we will maintain our emphasis on generating as much current income exempt from federal income taxes as possible with only modest risk.

Catherine Stienstra
Portfolio Manager

Any specific securities mentioned are for illustrative purposes only and are not a complete list of securities that have increased or decreased in value. The views expressed in this statement reflect those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily represent the views of RiverSource Investments, LLC (RiverSource) or any subadviser to the Fund or any other person in the RiverSource or subadviser organizations. Any such views are subject to change at any time based upon market or other conditions and RiverSource disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a RiverSource fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any RiverSource fund.


--------------------------------------------------------------------------------
12  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

                       THIS PAGE LEFT BLANK INTENTIONALLY

THE FUND'S LONG-TERM PERFORMANCE  ----------------------------------------------

The chart on the facing page illustrates the total value of an assumed $10,000 investment in RiverSource Tax-Exempt High Income Fund Class A shares (from 12/01/98 to 11/30/08) as compared to the performance of two widely cited performance indices, the Barclays Capital 3-Plus Year Municipal Bond Index and the Lipper General Municipal Debt Funds Index. In comparing the Fund's Class A shares to these indices, you should take into account the fact that the Fund's performance reflects the maximum sales charge of 4.75%, while such charges are not reflected in the performance of the indices. Returns for the Fund include the reinvestment of any distribution paid during each period.

The performance information shown represents past performance and is not a guarantee of future results. The table below and the chart on the facing page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The investment return and principal value of your investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by contacting your financial institution or visiting riversource.com/funds. Also see "Past Performance" in the Fund's current prospectus.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------

Results at Nov. 30, 2008
                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND
(INCLUDES SALES CHARGE)
Class A Cumulative value of $10,000                  $8,620    $9,186    $9,792    $12,207
------------------------------------------------------------------------------------------
        Average annual total return                 -13.80%    -2.79%    -0.42%     +1.99%
------------------------------------------------------------------------------------------
BARCLAYS CAPITAL 3-PLUS YEAR MUNICIPAL BOND INDEX(1)
        Cumulative value of $10,000                  $9,524   $10,395   $11,303    $15,037
------------------------------------------------------------------------------------------
        Average annual total return                  -4.76%    +1.30%    +2.48%     +4.16%
------------------------------------------------------------------------------------------
LIPPER GENERAL MUNICIPAL DEBT FUNDS INDEX(2)
        Cumulative value of $10,000                  $9,080    $9,774   $10,541    $13,304
------------------------------------------------------------------------------------------
        Average annual total return                  -9.20%    -0.76%    +1.06%     +2.90%
------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------
14  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND LINE GRAPH)


                     RIVERSOURCE TAX-EXEMPT
                           HIGH INCOME          BARCLAYS CAPITAL
                           FUND CLASS              3-PLUS YEAR       LIPPER GENERAL
                           A (INCLUDES           MUNICIPAL BOND      MUNICIPAL DEBT
                          SALES CHARGE)        INDEX(1)              FUNDS INDEX(2)
                     -----------------------   ------------------    --------------
'98                        $9,525                  $10,000              $10,000
'99                         9,348                    9,841                9,702
'00                         9,960                   10,696               10,407
'01                        10,666                   11,659               11,238
'02                        11,169                   12,422               11,812
'03                        11,882                   13,302               12,619
'04                        12,257                   13,886               13,078
'05                        12,655                   14,466               13,612
'06                        13,390                   15,401               14,492
'07                        13,501                   15,789               14,652
'08                        12,207                   15,037               13,304




(1) The Barclays Capital 3-Plus Year Municipal Bond Index, an unmanaged index, is a market value-weighted index of investment-grade fixed-rate municipal bonds with maturities of three years or more. The index reflects reinvestment of all distributions and changes in market prices.

(2) The Lipper General Municipal Debt Funds Index includes the 30 largest municipal debt funds tracked by Lipper Inc. The index's returns include net reinvested dividends.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  15

FUND EXPENSES EXAMPLE  ---------------------------------------------------------
(UNAUDITED)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, which may include management fees; distribution and service (12b-1) fees; and other Fund fees and expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the six months ended Nov. 30, 2008.

ACTUAL EXPENSES
The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading titled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


--------------------------------------------------------------------------------
16  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

                                  BEGINNING        ENDING        EXPENSES
                                ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING      ANNUALIZED
                                 JUNE 1, 2008  NOV. 30, 2008  THE PERIOD(A)  EXPENSE RATIO(B)
---------------------------------------------------------------------------------------------
Class A
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  899.20        $4.45(d)          .94%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,020.24        $4.73(d)          .94%
---------------------------------------------------------------------------------------------

Class B
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  893.40        $7.98(d)         1.69%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.50        $8.50(d)         1.69%
---------------------------------------------------------------------------------------------

Class C
---------------------------------------------------------------------------------------------
  Actual(c)                         $1,000       $  895.80        $7.99(d)         1.69%
---------------------------------------------------------------------------------------------
  Hypothetical
  (5% return before expenses)       $1,000       $1,016.50        $8.50(d)         1.69%
---------------------------------------------------------------------------------------------


(a) Expenses are equal to the Fund's annualized expense ratio as indicated above, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).
(b) Annualized expense ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income. The ratios excluding interest and fee expense were 0.79% for Class A, 1.54% for Class B and 1.54% for Class C. See
    note 1 to the financial statements.
(c) Based on the actual return for the six months ended Nov. 30, 2008: -10.08% for Class A, -10.66% for Class B and -10.42% for Class C.
(d) The Investment Manager and its affiliates have contractually agreed to waive certain fees and to absorb certain expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Fund's Board, such that net expenses, (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs), will not exceed 0.76% for Class A, 1.52% for Class B and 1.51% for Class C. Any amounts waived will not be reimbursed by the Fund. This change was effective Dec. 1, 2008. Had this change been in effect for the entire six month period ended Nov. 30, 2008, the actual expenses paid would have been $4.31 for Class A, $7.88 for Class B and $7.85 for Class C; the hypothetical expenses paid would have been $4.58 for Class A, $8.40 for Class B and $8.35 for Class C.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  17

PORTFOLIO OF INVESTMENTS  ------------------------------------------------------

NOV. 30, 2008
(Percentages represent value of investments compared to net assets)

INVESTMENTS IN SECURITIES




MUNICIPAL BONDS (96.3%)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
ALABAMA (0.6%)
City of Huntsville
 Unlimited General Obligation
 Refunding Warrants
 Series 2002D
 11-01-14                              5.50%              $3,425,000                $3,724,414
City of Mobile
 Unlimited General Obligation Warrants
 Series 2001 (AMBAC)
 02-15-12                              4.75                1,000,000                 1,054,770
County of Jefferson
 Revenue Bonds
 Series 2004A
 01-01-23                              5.25                7,500,000                 4,877,550
Montgomery Medical Clinic Board
 Revenue Bonds
 Jackson Hospital & Clinic
 Series 2006
 03-01-21                              5.13                3,750,000                 3,085,613
                                                                                  ------------
Total                                                                               12,742,347
----------------------------------------------------------------------------------------------

ALASKA (0.1%)
Alaska Energy Authority
 Refunding Revenue Bonds
 Bradley Lake
 3rd Series 1999 (FSA)
 07-01-14                              6.00                2,000,000                 2,196,460
----------------------------------------------------------------------------------------------

ARIZONA (3.0%)
Arizona Health Facilities Authority
 Revenue Bonds
 Banner Health
 Series 2008D
 01-01-32                              5.38               29,200,000                24,835,476
Arizona Health Facilities Authority
 Revenue Bonds
 Phoenix Childrens Hospital
 Series 2007B
 02-02-15                              1.88                7,500,000(i)              6,450,000
Maricopa County Industrial Development Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004A
 07-01-23                              5.38                2,500,000                 2,160,900
 07-01-26                              5.50                5,000,000                 4,234,200
Phoenix Civic Improvement Corporation
 Refunding Revenue Bonds
 Junior Lien
 Series 2001 (MBIA/FGIC)
 07-01-12                              5.00                1,800,000                 1,921,662
Salt River Project Agricultural Improvement & Power District
 Revenue Bonds
 Series 2008A
 01-01-38                              5.00               17,400,000                15,701,586
Salt Verde Financial Corporation
 Revenue Bonds
 Series 2007
 12-01-32                              5.00                8,000,000                 5,228,720
Scottsdale Industrial Development Authority
 Refunding Revenue Bonds
 Scottsdale Health Care
 Series 2008A
 09-01-30                              5.25                1,750,000                 1,367,958
Tucson
 Refunding Revenue Bonds
 Series 2002 (MBIA/FGIC)
 07-01-13                              5.50                2,380,000                 2,579,158
 07-01-14                              5.50                1,500,000                 1,618,650
                                                                                  ------------
Total                                                                               66,098,310
----------------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
18  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)

ARKANSAS (0.1%)
County of Washington
 Revenue Bonds
 Construction Regional Medical Center
 Series 2005A
 02-01-35                             12.64%              $4,250,000                $2,905,173
----------------------------------------------------------------------------------------------

CALIFORNIA (14.3%)
Abag Finance Authority for Nonprofit Corporations
 Revenue Bonds
 San Diego Hospital Association
 Series 2001A
 08-15-20                              6.13                3,750,000                 3,344,138
Anaheim Public Financing Authority
 Revenue Bonds
 Series 2007 (MBIA)
 02-01-33                              4.75                6,000,000                 5,082,660
Bay Area Toll Authority
 Revenue Bonds
 San Francisco Bay Area
 Series 2008F-1
 04-01-39                              5.00               20,000,000                17,791,600
California Educational Facilities Authority
 Revenue Bonds
 University of Southern California
 Series 2007A
 10-01-37                              4.75                2,000,000                 1,678,060
California Health Facilities Financing Authority
 Refunding Revenue Bonds
 Cedars-Sinai Medical Center
 Series 2005
 11-15-18                              5.00                2,200,000                 2,103,420
 11-15-34                              5.00                1,000,000                   770,940
California Health Facilities Financing Authority
 Revenue Bonds
 Catholic Healthcare West
 Series 2004G
 07-01-23                              5.25                4,790,000                 4,226,648
California Health Facilities Financing Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006A
 04-01-39                              5.25                4,500,000                 3,608,685
California Health Facilities Financing Authority
 Revenue Bonds
 Lucile Salter Packard Hospital
 Series 2003C (AMBAC)
 08-15-25                              5.00                6,340,000                 6,089,570
California Health Facilities Financing Authority
 Revenue Bonds
 Providence Health & Services
 Series 2008C
 10-01-28                              6.25                2,000,000                 1,995,280
 10-01-38                              6.50                8,000,000                 7,957,359
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006H (FGIC) A.M.T.
 08-01-30                              5.75                8,200,000                 7,642,974
California Housing Finance Agency
 Revenue Bonds
 Home Mortgage
 Series 2006K A.M.T.
 02-01-42                              5.50               12,490,000                11,497,794
California Municipal Finance Authority
 Revenue Bonds
 Biola University
 Series 2008
 10-01-34                              5.88                4,000,000                 3,069,880
California Pollution Control Financing Authority
 Revenue Bonds
 Waste Management Incorporated Project
 Series 2005C A.M.T.
 11-01-23                              5.13                1,000,000                   712,840
California State Department of Water Resources
 Revenue Bonds
 Power Supply
 Series 2008H
 05-01-22                              5.00                5,600,000                 5,441,408
California Statewide Communities Development Authority
 Revenue Bonds
 CHF- Irvine LLC -- UCI East Campus
 Series 2008
 05-15-32                              5.75                5,500,000                 4,318,820


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  19

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
CALIFORNIA (CONT.)
California Statewide Communities Development Authority
 Revenue Bonds
 Kaiser Permanente
 Series 2006B
 03-01-45                              5.25%              $9,500,000                $7,411,140
California Statewide Communities Development Authority
 Revenue Bonds
 Sutter Health
 Series 2002B
 08-15-28                              5.50                4,000,000                 3,637,000
California Statewide Communities Development Authority
 Revenue Bonds
 Thomas Jefferson School of Law
 Series 2008A
 10-01-38                              7.25                4,000,000                 3,199,320
Chabot-Las Positas Community College District
 Unlimited General Obligation Bonds
 Capital Appreciation Election of 2004
 Zero Coupon
 Series 2006B (AMBAC)
 08-01-18                              4.65                1,500,000(j)                908,280
City of Azusa
 Special Tax Bonds Escrow
 Community Facilities
 Series 2007-1
 09-01-37                              5.00                2,845,000                 1,777,983
City of Long Beach
 Refunding Revenue Bonds
 Series 2005A (MBIA) A.M.T.
 05-15-20                              5.00                2,520,000                 2,259,104
 05-15-21                              5.00                5,000,000                 4,412,750
City of San Jose
 Revenue Bonds
 Series 2001A (MBIA/FGIC)
 03-01-31                              5.00                5,690,000                 4,901,764
City of San Jose
 Revenue Bonds
 Series 2007A (AMBAC) A.M.T.
 03-01-15                              5.00                3,000,000                 2,812,950
 03-01-16                              5.00                3,000,000                 2,784,720
Foothill-De Anza Community College District
 Unlimited General Obligation Bonds
 Series 2007A (AMBAC)
 08-01-27                              5.00                1,500,000                 1,441,785
Fremont Union High School District/Santa Clara County
 Unlimited General Obligation Bonds
 Election of 2008
 Series 2008
 08-01-30                              4.75                3,925,000                 3,450,703
Golden State Tobacco Securitization Corporation
 Prerefunded Revenue Bonds
 Series 2003A-1
 06-01-39                              6.75                5,750,000                 6,608,417
 06-01-40                              6.63                5,100,000                 5,834,808
Golden State Tobacco Securitization Corporation
 Revenue Bonds
 Series 2003A-1
 06-01-33                              6.25                4,910,000                 5,273,831
Golden State Tobacco Securitization Corporation
 Revenue Bonds
 Series 2005 (AMBAC)
 06-01-45                              5.00                7,750,000                 5,660,445
Lammersville School District Community Facilities
 Special Tax Bonds
 Mountain House
 Series 2006
 09-01-35                              5.13                  875,000                   557,830
Los Angeles Department of Water & Power
 Revenue Bonds
 Series 2003A (MBIA/FGIC)
 07-01-43                              5.00               11,750,000                10,279,135
Los Angeles Unified School District
 Unlimited General Obligation Refunding Bonds
 Series 2002 (MBIA)
 07-01-16                              5.75                5,000,000                 5,602,550
Northern California Power Agency
 Prerefunded Revenue Bonds
 Geothermal Project #3
 Series 1987A
 07-01-09                              5.00                4,885,000                 4,987,048


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
20  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
CALIFORNIA (CONT.)
Orange Unified School District Community Facilities
 Special Tax Bonds
 Del Rio School Facilities
 Series 2007-2
 09-01-37                              5.00%              $1,000,000                  $617,000
San Diego Community College District
 Unlimited General Obligation Bonds
 Election of 2006
 Series 2007 (FSA)
 08-01-30                              5.00                2,500,000                 2,333,650
San Diego Unified School District
 Unlimited General Obligation Bonds
 Election of 1998
 Series 2000B (MBIA)
 07-01-20                              5.13                9,560,000                 9,962,668
 07-01-21                              5.13                5,595,000                 5,830,661
 07-01-22                              5.13                4,120,000                 4,293,534
San Diego Unified School District
 Unlimited General Obligation Bonds
 Election of 1998
 Series 2002D (FGIC)
 07-01-27                              5.00                8,000,000                 8,476,320
San Francisco City & County Airports Commission
 Revenue Bonds
 2nd Series 2000-25 (FSA) A.M.T.
 05-01-14                              5.75                3,250,000                 3,259,230
 05-01-15                              5.75                3,450,000                 3,440,685
 05-01-16                              5.88                3,660,000                 3,634,234
San Francisco City & County Airports Commission
 Revenue Bonds
 2nd Series 2000-26A (MBIA/FGIC) A.M.T.
 05-01-22                              5.25               14,150,000                11,735,585
San Jose Redevelopment Agency
 Refunding Tax Allocation Bonds
 Merged Area Redevelopment Project
 Series 2004A (MBIA)
 08-01-18                              4.54                4,000,000                 3,679,280
Simi Valley School Financing Authority
 Refunding Revenue Bonds
 University School District
 Series 2007 (FSA)
 08-01-23                              5.00                1,500,000                 1,477,530
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2004
 04-01-29                              5.30                5,584,000                 6,340,129
State of California
 Prerefunded Unlimited General Obligation Bonds
 Series 2004 (FGIC)
 02-01-33                              5.00                2,500,000                 2,793,425
State of California
 Unlimited General Obligation Bonds
 Series 2003
 02-01-17                              5.25               16,735,000                17,139,484
 02-01-21                              5.25                2,500,000                 2,466,000
 02-01-29                              5.25                5,000,000                 4,580,600
State of California
 Unlimited General Obligation Bonds
 Series 2004A
 07-01-14                              5.25                7,480,000                 8,091,939
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2003
 11-01-22                              5.00                5,000,000                 4,741,500
 11-01-24                              5.13                8,000,000                 7,546,320
State of California
 Unlimited General Obligation Bonds
 Various Purpose
 Series 2005
 06-01-35                              4.75                2,500,000                 1,976,800
State of California
 Unlimited General Obligation Bonds
 Zero Coupon
 Series 1991-33 (MBIA)
 10-01-11                              3.83               20,800,000(j)             18,995,184


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  21

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
CALIFORNIA (CONT.)
State of California
 Unrefunded Unlimited General Obligation Bonds
 Series 2004
 04-01-29                              5.30%                  $6,000                    $5,530
Turlock Irrigation District
 Certificate of Participation
 Series 2003A (MBIA)
 01-01-33                              5.00                4,450,000                 3,573,928
Walnut Energy Center Authority
 Revenue Bonds
 Series 2004A (AMBAC)
 01-01-29                              5.00                9,365,000                 8,544,439
                                                                                  ------------
Total                                                                              316,669,294
----------------------------------------------------------------------------------------------

COLORADO (1.5%)
Baptist Road Rural Transportation Authority
 Revenue Bonds
 Series 2007
 12-01-17                              4.80                1,000,000                   804,630
 12-01-22                              4.95                2,000,000                 1,442,160
 12-01-26                              5.00                2,000,000                 1,334,280
City of Loveland
 Prerefunded Unlimited General Obligation Bonds
 Special Improvement District #1
 Series 2000
 07-01-29                              7.50                4,500,000                 4,949,549
Colorado Health Facilities Authority
 Refunding Revenue Bonds
 Valley View Hospital Association
 Series 2008
 05-15-28                              5.50                3,250,000                 2,315,365
Colorado Health Facilities Authority
 Revenue Bonds
 Evangelical Lutheran
 Series 2005
 06-01-23                              5.25                1,200,000                   991,452
North Range Metropolitan District #1
 Prerefunded Limited General Obligation Bonds
 Series 2001
 12-15-31                              7.25               12,410,000                13,979,120
North Range Metropolitan District #2
 Limited Tax General Obligation Bonds
 Series 2007
 12-15-27                              5.50                2,765,000                 1,938,846
 12-15-37                              5.50                3,100,000                 1,933,966
University of Colorado
 Revenue Bonds
 Series 2002A (MBIA/FGIC)
 06-01-12                              5.00                3,300,000                 3,491,829
                                                                                  ------------
Total                                                                               33,181,197
----------------------------------------------------------------------------------------------

CONNECTICUT (0.5%)
Connecticut State Health & Educational Facility Authority
 Revenue Bonds
 Yale University
 Series 2008-Z3
 07-01-42                              5.05                3,000,000                 2,846,760
State of Connecticut
 Unlimited General Obligation Refunding Bonds
 Series 2001E
 11-15-15                              5.13                6,875,000                 7,229,613
                                                                                  ------------
Total                                                                               10,076,373
----------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.2%)
Metropolitan Washington Airports Authority
 Refunding Revenue Bonds
 Series 2007A (AMBAC) A.M.T.
 10-01-22                              4.75                4,250,000                 3,391,288
----------------------------------------------------------------------------------------------

FLORIDA (3.3%)
Brevard County Health Facilities Authority
 Revenue Bonds
 Health First Incorporated Project
 Series 2005
 04-01-24                              5.00                5,000,000                 3,514,700
 04-01-34                              5.00                4,250,000                 2,615,365
City of Lakeland
 Prerefunded Revenue Bonds
 Lakeland Regional Health Systems
 Series 2002
 11-15-32                              5.50                9,400,000                10,379,668


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
22  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
FLORIDA (CONT.)
Florida State Board of Education
 Unlimited General Obligation Refunding Bonds
 Capital Outlay
 Series 2002D
 06-01-11                              5.00%              $7,295,000                $7,712,566
Florida State Division of Bond Finance
 Refunding Revenue Bonds
 Department of Environmental Protection
 Series 1997B (AMBAC)
 07-01-12                              6.00                2,500,000                 2,730,325
Harbor Bay Community Development District
 Special Assessment Bonds
 Series 2001B
 05-01-10                              6.35                2,830,000                 2,684,000
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2002B
 11-15-23                              5.25               10,300,000                11,266,757
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2006C
 11-15-36                              5.25                  215,000(i)                239,134
Highlands County Health Facilities Authority
 Prerefunded Revenue Bonds
 Adventist Health
 Series 2006G
 11-15-21                              5.13                   70,000                    77,257
 11-15-32                              5.13                  465,000                   513,207
Highlands County Health Facilities Authority
 Unrefunded Revenue Bonds
 Adventist Health
 Series 2006C
 11-15-36                              5.25                8,685,000(i)              6,901,535
Highlands County Health Facilities Authority
 Unrefunded Revenue Bonds
 Adventist Health
 Series 2006G
 11-15-21                              5.13                1,930,000(i)              1,748,541
 11-15-32                              5.13               12,505,000(i)              9,871,822
Jacksonville Health Facilities Authority
 Revenue Bonds
 Brooks Health System
 Series 2007
 11-01-38                              5.25                5,000,000                 3,483,250
Sarasota County Health Facility Authority
 Refunding Revenue Bonds
 Village on the Isle Project
 Series 2007
 01-01-14                              5.00                1,500,000                 1,342,995
Seminole Indian Tribe of Florida
 Revenue Bonds
 Series 2007A
 10-01-27                              5.25                3,000,000(d)              2,182,860
Tampa Bay Water Utility System
 Improvement Refunding Revenue Bonds
 Series 2001A (MBIA/FGIC)
 10-01-12                              4.50                5,000,000                 5,165,700
                                                                                  ------------
Total                                                                               72,429,682
----------------------------------------------------------------------------------------------

GEORGIA (1.4%)
Appling County Development Authority
 Revenue Bonds
 Georgia Power Company Plant Hatch Project
 Series 2006 (AMBAC)
 07-01-16                              4.40               13,000,000                13,030,420
City of Atlanta
 Revenue Bonds
 Series 2001A (MBIA)
 11-01-39                              5.00                8,500,000                 7,149,180
Fulton County Development Authority
 Revenue Bonds
 Georgia Tech Athletic Association
 Series 2001 (AMBAC)
 10-01-12                              5.50                2,385,000                 2,498,169
Fulton County Development Authority
 Revenue Bonds
 Georgia Tech Foundation Funding
 Series 2002A
 11-01-13                              5.25                1,105,000                 1,170,283


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  23

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
GEORGIA (CONT.)
Main Street Natural Gas Incorporated
 Revenue Bonds
 Series 2008A
 07-15-28                              6.25%             $44,000,000(k)             $7,480,880
                                                                                  ------------
Total                                                                               31,328,932
----------------------------------------------------------------------------------------------

HAWAII (0.5%)
Hawaii State Department of Budget & Finance
 Refunding Revenue Bonds
 Electric Company & Subsidiary Project
 Series 2003B (XLCA) A.M.T.
 12-01-22                              5.00               12,500,000                10,005,875
----------------------------------------------------------------------------------------------

IDAHO (0.3%)
Idaho Health Facilities Authority
 Revenue Bonds
 Trinity Health Group
 Series 2008B
 12-01-33                              6.25                6,000,000                 5,815,800
----------------------------------------------------------------------------------------------

ILLINOIS (3.2%)
Gilberts Special Service Area #9
 Prerefunded Special Tax Bonds
 Big Timber Project
 Series 2001
 03-01-30                              7.88                3,407,000                 3,883,605
Illinois Finance Authority
 Refunding Revenue Bonds
 Commonwealth Edison Company
 Series 1994 (AMBAC)
 01-15-14                              5.85                4,500,000                 4,772,340
Illinois Finance Authority
 Revenue Bonds
 Northwest Community Hospital
 Series 2008A
 07-01-33                              5.38                4,000,000                 3,446,640
Illinois Finance Authority
 Revenue Bonds
 Sedgebrook Incorporated Facility
 Series 2007A
 11-15-11                              5.50                1,000,000                   938,130
Illinois Finance Authority
 Subordinated Revenue Bonds
 Regency
 Zero Coupon
 Series 1990 Escrowed to Maturity
 04-15-20                              7.75               68,000,000(j)             38,617,199
Illinois Health Facilities Authority
 Revenue Bonds
 South Suburban
 Series 1992 Escrowed to Maturity
 02-15-09                              7.00                  415,000                   419,544
 02-15-18                              7.00                3,025,000                 3,550,685
Metropolitan Pier & Exposition Authority
 Revenue Bonds
 McCormick Place Expansion
 Series 2002A (MBIA)
 06-15-42                              5.25               13,400,000                12,487,192
Will County Community Unit School District #365 -- Valley View
 Unlimited General Obligations Bonds
 Zero Coupon
 Series 1997B (FSA)
 11-01-16                              4.60                3,165,000(j)              2,172,456
                                                                                  ------------
Total                                                                               70,287,791
----------------------------------------------------------------------------------------------

INDIANA (0.8%)
East Chicago Elementary School Building Corporation
 Refunding Revenue Bonds
 1st Mortgage
 Series 1996
 01-05-16                              6.25                8,000,000                 8,460,000
Indiana Finance Authority
 Refunding Revenue Bonds
 Sisters of St. Francis Health
 Series 2008
 11-01-32                              5.38                4,000,000                 3,474,719
Indiana Health & Educational Facilities Financing Authority
 Revenue Bonds
 Clarian Health Obligation
 Series 2006A
 02-15-36                              5.00                4,375,000                 2,772,788


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
24  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
INDIANA (CONT.)
Indiana Housing Finance Authority
 Revenue Bonds
 Series 2002A (GNMA/FNMA) A.M.T.
 01-01-33                              5.45%                $340,000                  $334,574
St. Joseph County Hospital Authority
 Revenue Bonds
 Memorial Hospital of South Bend
 Series 1980 Escrowed to Maturity
 06-01-10                              9.40                  485,000                   522,306
Vigo County Hospital Authority
 Revenue Bonds
 Union Hospital Incorporated
 Series 2007
 09-01-37                              5.70                3,950,000                 2,601,905
                                                                                  ------------
Total                                                                               18,166,292
----------------------------------------------------------------------------------------------

IOWA (0.3%)
Iowa Finance Authority
 Refunding Revenue Bonds
 Correctional Facility Program
 Series 2002 (MBIA)
 06-15-13                              5.38                6,000,000                 6,533,520
----------------------------------------------------------------------------------------------

KANSAS (0.4%)
University of Kansas Hospital Authority
 Improvement Refunding Revenue Bonds
 Health System
 Series 2006
 09-01-23                              5.00                5,000,000                 4,337,400
 09-01-25                              5.00                5,000,000                 4,200,100
                                                                                  ------------
Total                                                                                8,537,500
----------------------------------------------------------------------------------------------

KENTUCKY (1.1%)
Kentucky Economic Development Finance Authority
 Revenue Bonds
 Louisville Arena
 Sub Series 2008A-1 (Assured Guaranty)
 12-01-33                              6.00                3,200,000                 3,068,256
Louisville & Jefferson County Metropolitan Government
 Revenue Bonds
 Jewish Hospital St. Marys Healthcare
 Series 2008
 02-01-27                              5.75               24,000,000                20,137,440
                                                                                  ------------
Total                                                                               23,205,696
----------------------------------------------------------------------------------------------

LOUISIANA (2.9%)
Louisiana State Citizens Property Insurance Corporation
 Revenue Bonds
 Series 2006B (AMBAC)
 06-01-16                              5.00                9,500,000                 8,541,450
Parish of St. John the Baptist
 Revenue Bonds
 Marathon Oil Corporation
 Series 2007A
 06-01-37                              5.13                6,850,000                 4,342,558
State of Louisiana
 Revenue Bonds
 Series 2005A (MBIA/FGIC)
 05-01-19                              5.25                4,505,000                 4,556,177
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2001B
 05-15-30                              5.50               30,225,000                25,246,942
 05-15-39                              5.88               31,270,000                21,997,194
                                                                                  ------------
Total                                                                               64,684,321
----------------------------------------------------------------------------------------------

MAINE (0.1%)
Maine State Housing Authority
 Revenue Bonds
 Series 2003A-2 A.M.T.
 11-15-32                              5.00                3,000,000                 2,313,300
----------------------------------------------------------------------------------------------



                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  25

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)

MARYLAND (1.5%)
City of Brunswick
 Special Tax Bonds
 Brunswick Crossing Special Taxing
 Series 2006
 07-01-36                              5.50%              $7,000,000                $4,467,820
County of Baltimore
 Revenue Bonds
 Catholic Health Initiatives
 Series 2006A
 09-01-26                              5.00               20,500,000                18,359,800
County of Howard
 Unrefunded Unlimited General Obligation Bonds
 Consolidated Public Improvement
 Series 2002A
 08-15-12                              5.25                6,275,000                 6,713,371
Maryland Health & Higher Educational Facilities Authority
 Revenue Bonds
 Washington County Hospital
 Series 2008
 01-01-33                              5.75                3,495,000                 2,535,588
Maryland State Economic Development Corporation
 Revenue Bonds
 University of Maryland College Park Projects
 Series 2008
 06-01-33                              5.75                1,600,000                 1,241,088
                                                                                  ------------
Total                                                                               33,317,667
----------------------------------------------------------------------------------------------

MASSACHUSETTS (5.4%)
City of Boston
 Revenue Bonds
 Series 2004A
 11-01-22                              5.00                5,435,000                 5,429,402
Commonwealth of Massachusetts
 Limited General Obligation Refunding Bonds
 Series 2004B
 08-01-22                              5.25                  500,000                   518,165
 08-01-28                              5.25                3,000,000                 3,007,080
Commonwealth of Massachusetts
 Prerefunded Limited General Obligation Bonds
 Consolidated Loan
 Series 2002C Escrowed to Maturity (FSA)
 11-01-15                              5.50                1,025,000                 1,177,920
Commonwealth of Massachusetts
 Refunding Revenue Bonds
 Series 2005 (MBIA/FGIC)
 01-01-27                              5.50                4,500,000                 4,484,430
 01-01-28                              5.50                7,500,000                 7,447,050
Massachusetts Bay Transportation Authority
 Refunding Revenue Bonds
 Series 1992B
 03-01-16                              6.20                1,500,000                 1,662,225
Massachusetts Bay Transportation Authority
 Revenue Bonds
 Series 2005A
 07-01-30                              5.00                1,450,000                 1,396,191
 07-01-31                              5.00                3,000,000                 2,870,700
Massachusetts Development Finance Agency
 Prerefunded Revenue Bonds
 Briarwood
 Series 2001B
 12-01-30                              8.25                5,750,000                 6,501,008
Massachusetts Development Finance Agency
 Refunding Revenue Bonds
 Simons Rock College of Bard
 Series 2007
 08-01-36                              4.70                  500,000                   373,085
Massachusetts Development Finance Agency
 Revenue Bonds
 Adventcare Project
 Series 2007A
 10-15-28                              6.65                5,000,000                 3,871,400
Massachusetts Development Finance Agency
 Revenue Bonds
 Boston University
 Series 1999P
 05-15-59                              6.00                2,325,000                 2,215,679


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
26  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
MASSACHUSETTS (CONT.)
Massachusetts Development Finance Agency
 Revenue Bonds
 Devens Electric System
 Series 2001
 12-01-30                              6.00%              $1,000,000                  $950,850
Massachusetts Development Finance Agency
 Revenue Bonds
 Linden Ponds Incorporated Facility
 Series 2007A
 11-15-09                              5.00                1,000,000                   982,270
 11-15-11                              5.13                1,100,000                 1,016,004
Massachusetts Development Finance Agency
 Revenue Bonds
 May Institute
 Series 1999 (Radian Group Financial Guaranty)
 09-01-29                              5.75                1,000,000                   792,450
Massachusetts Development Finance Agency
 Revenue Bonds
 Waste Management Incorporated Project
 Series 2003 A.M.T.
 06-01-14                              5.45                2,500,000                 2,184,000
Massachusetts Development Finance Agency
 Revenue Bonds
 Wheelock College
 Series 2007C
 10-01-37                              5.25                  500,000                   348,060
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Boston College
 Series 2003N
 06-01-21                              5.25                1,000,000                 1,015,620
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Care Group
 Series 2008E-1
 07-01-38                              5.13                3,000,000                 2,010,330
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Catholic Health East
 Series 2007C
 11-15-32                              2.26                  500,000(i)                272,500
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Covenant Health Systems
 Series 2007
 07-01-30                              5.00                  500,000                   386,005
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Covenant Health Systems
 Series 2007B
 07-01-31                              5.00                3,235,000                 2,472,802
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Emmanuel College
 Series 2007 (MBIA)
 07-01-25                              5.00                  550,000                   472,461
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Fisher College
 Series 2007A
 04-01-37                              5.13                  500,000                   316,485
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Harvard University
 Series 2002FF
 07-15-37                              5.13                4,800,000                 4,642,320
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Lahey Clinic Medical Center
 Series 2007D
 08-15-28                              5.25                4,000,000                 3,377,720
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Massachusetts Institute of Technology
 Series 2004M
 07-01-25                              5.25                  500,000                   520,270
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Massachusetts Institute of Technology
 Series 2008A
 07-01-38                              5.00               14,000,000                13,196,259


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  27

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
MASSACHUSETTS (CONT.)
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Milford Regional Medical
 Series 2007E
 07-15-22                              5.00%              $1,250,000                  $921,050
 07-15-27                              5.00                5,500,000                 3,638,965
 07-15-32                              5.00                4,720,000                 2,954,201
 07-15-37                              5.00                  500,000                   301,690
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Partners Healthcare Systems
 Series 2007G-5
 07-01-47                              5.00                1,000,000                   785,380
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Quincy Medical Center
 Series 2008A
 01-15-38                              6.50                7,420,000                 5,475,143
Massachusetts Health & Educational Facilities Authority
 Revenue Bonds
 Williams College
 Series 2003H
 07-01-33                              5.00                1,000,000                   961,640
Massachusetts Housing Finance Agency
 Revenue Bonds
 Series 2007D A.M.T.
 06-01-40                              4.85                  750,000                   521,408
Massachusetts Housing Finance Agency
 Revenue Bonds
 Single Family
 Series 2006-122 A.M.T.
 12-01-31                              4.85                5,140,000                 3,821,436
Massachusetts Municipal Wholesale Electric Company
 Revenue Bonds
 Nuclear Project #5
 Series 2001A (MBIA)
 07-01-10                              5.00                1,000,000                 1,034,650
Massachusetts Port Authority
 Refunding Revenue Bonds
 Series 2007C (FSA) A.M.T.
 07-01-14                              5.00                1,415,000                 1,366,423
Massachusetts School Building Authority
 Revenue Bonds
 Series 2007A (AMBAC)
 08-15-32                              4.75                5,000,000                 4,374,300
Massachusetts State Water Pollution Abatement
 Unrefunded Revenue Bonds
 Pool Program
 Series 2004-10
 08-01-34                              5.00                  145,000                   136,027
Massachusetts Water Resources Authority
 Refunding Revenue Bonds
 Series 2005A (MBIA)
 08-01-22                              5.00                  500,000                   500,595
Massachusetts Water Resources Authority
 Revenue Bonds
 Series 1992A Escrowed to Maturity
 07-15-19                              6.50                3,500,000                 4,076,520
Massachusetts Water Resources Authority
 Revenue Bonds
 Series 1992A Escrowed to Maturity (FGIC)
 07-15-19                              6.50                2,000,000                 2,333,700
Massachusetts Water Resources Authority
 Revenue Bonds
 Series 2004D (MBIA)
 08-01-27                              4.75               10,000,000                 9,119,800
University of Massachusetts Building Authority
 Revenue Bonds
 Series 1976 Escrowed to Maturity
 05-01-11                              7.50                   35,000                    37,489
                                                                                  ------------
Total                                                                              118,271,158
----------------------------------------------------------------------------------------------

MICHIGAN (3.3%)
Anchor Bay School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2003 (Qualified School Bond Loan Fund)
 05-01-29                              5.00                1,000,000                   940,230


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
28  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
MICHIGAN (CONT.)
Detroit
 Revenue Bonds
 Senior Lien
 Series 2003A (MBIA)
 07-01-34                              5.00%              $1,375,000                $1,167,678
Detroit
 Unlimited General Obligation Bonds
 Series 2001A-1 (MBIA)
 04-01-15                              5.38                1,000,000                 1,018,230
Detroit
 Unrefunded Revenue Bonds
 2nd Lien
 Series 2005A (MBIA)
 07-01-30                              5.00                  270,000                   234,892
Garden City Hospital Finance Authority
 Refunding Revenue Bonds
 Series 2007A
 08-15-27                              4.88                5,000,000                 2,959,550
Goodrich Area School District
 Unrefunded Unlimited General Obligation Bonds
 Series 2003B (Qualified School Bond Loan Fund)
 05-01-27                              5.00                  495,000                   473,161
Grand Traverse Academy
 Refunding Revenue Bonds
 Series 2007
 11-01-17                              5.00                  390,000                   319,601
 11-01-22                              5.00                  750,000                   543,893
 11-01-32                              4.75                1,170,000                   694,606
Howell Public Schools
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2003 (Qualified School Bond Loan Fund)
 05-01-29                              5.00                3,855,000                 3,624,587
Jackson
 Limited General Obligation Bonds
 Capital Appreciation
 Downtown Development
 Zero Coupon
 Series 2001 (FSA)
 06-01-21                              5.58                1,450,000(j)                708,528
Lansing Community College
 Limited General Obligation Bonds
 Series 2002 (MBIA/FGIC)
 05-01-12                              5.00                1,000,000                 1,066,970
Lawton Community Schools
 Unrefunded Unlimited General Obligation Bonds
 Series 2001 (Qualified School Bond Loan Fund)
 05-01-31                              5.00                  200,000                   185,494
Marysville Public School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2007 (FSA) (Qualified School Bond Loan Fund)
 05-01-37                              4.70                2,375,000                 1,966,809
Michigan Higher Education Facilities Authority
 Limited Obligation Refunding Revenue Bonds
 Kalamazoo College Project
 Series 2007
 12-01-33                              5.00                  250,000                   213,810
 12-01-36                              5.00                1,080,000                   913,799
Michigan Higher Education Student Loan Authority
 Revenue Bonds
 Series 2006 XVII-Q (AMBAC) A.M.T.
 03-01-26                              4.95                  200,000                   133,060
 03-01-31                              5.00                7,850,000                 4,973,917
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water State Revolving Fund
 Series 2001
 10-01-20                              5.00                1,000,000                 1,007,300
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water State Revolving Fund
 Series 2002
 10-01-15                              5.50                5,000,000                 5,606,750
 10-01-20                              5.38                1,000,000                 1,022,700
 10-01-21                              5.38                1,000,000                 1,017,780
Michigan Municipal Bond Authority
 Revenue Bonds
 Clean Water State Revolving Fund
 Series 2006
 10-01-27                              5.00                  390,000                   382,972


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  29

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
MICHIGAN (CONT.)
Michigan Municipal Bond Authority
 Revenue Bonds
 School District City of Detroit
 Series 2005 (FSA)
 06-01-19                              5.00%              $3,500,000                $3,547,110
Michigan State Hospital Finance Authority
 Refunding Revenue Bonds
 Henry Ford Health System
 Series 2006A
 11-15-26                              5.00                5,500,000                 4,089,195
Michigan State Hospital Finance Authority
 Revenue Bonds
 MidMichigan Obligation Group
 Series 2006A
 04-15-36                              5.00                7,000,000                 5,001,850
Michigan State Hospital Finance Authority
 Revenue Bonds
 Oakwood Obligated Group
 Series 2003
 11-01-18                              5.50                1,000,000                   951,480
Michigan State Housing Development Authority
 Revenue Bonds
 Series 2007A A.M.T.
 12-01-28                              5.50                4,135,000                 3,559,946
Michigan Strategic Fund
 Revenue Bonds
 Republic Services
 Series 2001 A.M.T.
 08-01-31                              4.25                1,885,000                 1,517,105
Oakland Schools Intermediate School District
 Limited General Obligation Bonds
 School Building & Site
 Series 2007 (FSA)
 05-01-36                              5.00                  500,000                   452,360
Pinconning Area Schools
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2007 (FSA) (Qualified School Bond Loan Fund)
 05-01-37                              4.75                  250,000                   209,033
Roseville School District
 Unlimited General Obligation Refunding Bonds
 School Building & Site
 Series 2006 (FSA) (Qualified School Bond Loan Fund)
 05-01-23                              5.00                3,100,000                 3,073,805
State of Michigan
 Certificate of Participation
 Series 2004A (MBIA)
 09-01-31                              4.25                  250,000                   257,548
Summit Academy North
 Prerefunded Certificate of Participation
 Series 2001
 07-01-30                              7.38                4,890,000                 5,283,546
Summit Academy North
 Prerefunded Certificate of Participation
 Series 2001B
 07-01-30                              8.75                  990,000                 1,090,109
Troy City School District
 Unlimited General Obligation Bonds
 School Building & Site
 Series 2006 (MBIA) (Qualified School Board Loan Fund)
 05-01-24                              5.00                5,000,000                 4,894,599
Wayne Charter County
 Revenue Bonds
 Detroit Metropolitan Wayne County Airport
 Series 1998B (MBIA)
 12-01-11                              5.25                4,040,000                 4,084,965
Wayne County Airport Authority
 Revenue Bonds
 Detroit Metropolitan
 Series 2005 (MBIA) A.M.T.
 12-01-19                              4.75                3,750,000                 3,142,388
Williamston Community School District
 Unlimited General Obligation Bonds
 Series 1996 (MBIA) (Qualified School Bond Loan Fund)
 05-01-25                              5.50                1,000,000                 1,040,040
                                                                                  ------------
Total                                                                               73,371,396
----------------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
30  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)

MINNESOTA (5.7%)
City of Maple Grove
 Revenue Bonds
 Maple Grove Hospital Corporation
 Series 2007
 05-01-37                              5.25%              $1,145,000                  $864,189
City of Minneapolis
 Revenue Bonds
 Fairview Health Services
 Series 2008A
 11-15-32                              6.75                7,500,000                 7,191,150
County of Meeker
 Revenue Bonds
 Memorial Hospital Project
 Series 2007
 11-01-37                              5.75                1,750,000                 1,231,843
Duluth Independent School District #709
 Certificate of Participation
 Series 2008B
 (School District Credit Enhancement Program)
 02-01-26                              4.75                4,040,000                 3,701,529
Edina Independent School District #273
 Unlimited General Obligation Bonds
 Series 2004
 02-01-22                              4.25                2,700,000                 2,522,718
Minneapolis Special School District #1
 Unlimited General Obligation Refunding Bonds
 Series 2005A (FSA) (School District Credit Enhancement Program)
 02-01-15                              5.00                5,965,000                 6,420,010
Minneapolis-St. Paul Metropolitan Airports Commission
 Revenue Bonds
 Series 1999B (MBIA/FGIC) A.M.T.
 01-01-11                              5.50                3,000,000                 3,008,640
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 Bethel University
 6th Series 2007R
 05-01-37                              5.50               13,725,000                 9,281,120
Minnesota State Municipal Power Agency
 Revenue Bonds
 Series 2004A
 10-01-29                              5.13                2,000,000                 1,722,980
Shakopee
 Revenue Bonds
 St. Francis Regional Medical Center
 Series 2004
 09-01-25                              5.10                5,000,000                 3,791,650
Southern Minnesota Municipal Power Agency
 Revenue Bonds
 Capital Appreciation
 Zero Coupon
 Series 1994A (MBIA)
 01-01-22                              6.73               17,500,000(j)              8,678,075
 01-01-23                              6.80               26,500,000(j)             12,353,505
 01-01-25                              6.75               17,500,000(j)              7,172,900
 01-01-26                              6.75               17,500,000(j)              6,707,750
St. Louis Park
 Revenue Bonds
 Park Nicollet Health Services
 Series 2008C
 07-01-23                              5.50               26,775,000                23,583,687
 07-01-30                              5.75                3,200,000                 2,704,480
St. Paul Housing & Redevelopment Authority
 Refunding Revenue Bonds
 St. Paul Academy & Summit School
 Series 2007
 10-01-24                              5.00                1,000,000                   898,590
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Healtheast Project
 Series 2005
 11-15-25                              6.00                1,250,000                   966,300
 11-15-30                              6.00               10,000,000                 7,374,199
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 HealthPartners Obligation Group Project
 Series 2006
 05-15-26                              5.25                2,000,000                 1,482,600
 05-15-36                              5.25                2,250,000                 1,499,445


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  31

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
MINNESOTA (CONT.)
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Lyngblomsten Care Center Housing Project
 Series 1993
 11-01-17                              7.13%              $1,740,000                $1,594,292
St. Paul Housing & Redevelopment Authority
 Revenue Bonds
 Rental -- Lyngblomsten Housing Project
 Series 1993
 11-01-24                              7.00                2,205,000                 1,801,794
St. Paul Port Authority
 Revenue Bonds
 Office Building at Cedar Street
 Series 2003
 12-01-23                              5.00                2,540,000                 2,511,222
 12-01-27                              5.13                5,465,000                 5,313,018
Todd Morrison Cass & Wadena Counties
 United Hospital District
 Unlimited General Obligation Bonds
 Health Care Facilities-Lakewood
 Series 2004
 12-01-34                              5.00                1,025,000                   795,164
                                                                                  ------------
Total                                                                              125,172,850
----------------------------------------------------------------------------------------------

MISSISSIPPI (1.4%)
Harrison County Wastewater Management District
 Refunding Revenue Bonds
 Wastewater Treatment Facility
 Series 1986 Escrowed to Maturity
 02-01-15                              5.00                4,250,000                 4,603,430
Mississippi Hospital Equipment & Facilities Authority
 Revenue Bonds
 Mississippi Baptist Health Systems Incorporated
 Series 2007A
 08-15-26                              5.00                8,000,000                 6,630,000
State of Mississippi
 Unlimited General Obligation Refunding Bonds
 Series 2001
 09-01-12                              5.50               10,000,000                10,871,799
State of Mississippi
 Unlimited General Obligation Refunding Bonds
 Series 2002D
 07-01-16                              5.50                7,570,000                 8,343,276
                                                                                  ------------
Total                                                                               30,448,505
----------------------------------------------------------------------------------------------

MISSOURI (0.9%)
Boone County
 Revenue Bonds
 Boone Hospital Center
 Series 2008
 08-01-38                              5.38                6,660,000                 4,972,023
Missouri Joint Municipal Electric Utility Commission
 Revenue Bonds
 Plum Point Project
 Series 2006 (MBIA)
 01-01-20                              5.00                1,500,000                 1,414,470
Missouri State Health & Educational Facilities Authority
 Revenue Bonds
 Coxhealth
 Series 2008
 11-15-29                              5.25               11,185,000                 8,663,006
 11-15-33                              5.50                6,000,000                 4,802,100
                                                                                  ------------
Total                                                                               19,851,599
----------------------------------------------------------------------------------------------

NEBRASKA (0.8%)
Madison County Hospital Authority
 Revenue Bonds
 Faith Regional Health Services Project Series 2008A-1
 07-01-33                              6.00               11,500,000                 9,051,880
Nebraska Elementary & Secondary School Finance Authority
 Revenue Bonds
 Boys Town Project
 Series 2008
 09-01-28                              4.75                8,800,000                 7,573,456
Omaha Public Power District
 Revenue Bonds
 Series 1986A Escrowed to Maturity
 02-01-15                              6.00                1,370,000                 1,529,934
                                                                                  ------------
Total                                                                               18,155,270
----------------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
32  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)

NEVADA (1.1%)
City of Henderson
 Special Assessment Bonds
 Series 2006T-18
 09-01-35                              5.30%             $10,700,000                $5,548,699
Clark County Improvement District
 Prerefunded Special Assessment Bonds
 #121 Southern Highlands Area
 Series 1999
 12-01-19                              7.50                4,775,000                 5,081,985
County of Clark
 Revenue Bonds
 Southwest Gas Corporation Project
 Series 2005A (AMBAC) A.M.T.
 10-01-35                              4.85                5,000,000                 2,874,650
Truckee Meadows Water Authority
 Refunding Revenue Bonds
 Series 2006 (FSA)
 07-01-32                              4.75               14,200,000                11,616,310
                                                                                  ------------
Total                                                                               25,121,644
----------------------------------------------------------------------------------------------

NEW HAMPSHIRE (0.2%)
New Hampshire Business Finance Authority
 Revenue Bonds
 Public Service Company of New Hampshire Project
 Series 2006B (MBIA) A.M.T.
 05-01-21                              4.75                4,500,000                 3,628,890
----------------------------------------------------------------------------------------------

NEW JERSEY (2.2%)
New Jersey Economic Development Authority
 Revenue Bonds
 United Water Incorporated
 Series 1996C (AMBAC) A.M.T.
 11-01-25                              4.88                7,000,000                 5,276,180
New Jersey Health Care Facilities Financing Authority
 Revenue Bonds
 AHS Hospital Corporation
 Series 2008A
 07-01-27                              5.00                5,700,000                 4,662,429
New Jersey Health Care Facilities Financing Authority
 Revenue Bonds
 AtlantiCare Regional Medical Center
 Series 2007
 07-01-22                              5.00                3,150,000                 2,732,751
New Jersey State Turnpike Authority
 Refunding Revenue Bonds
 Series 2000A (MBIA)
 01-01-11                              6.00                7,785,000                 8,246,728
New Jersey Transportation Trust Fund Authority
 Revenue Bonds
 Transportation System
 Series 2001C (FSA)
 12-15-12                              5.75               10,000,000                10,943,500
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2002
 06-01-37                              6.00               12,770,000                14,255,917
University of Medicine & Dentistry of New Jersey
 Revenue Bonds
 Series 2002A (AMBAC)
 12-01-12                              5.25                1,705,000                 1,767,932
                                                                                  ------------
Total                                                                               47,885,437
----------------------------------------------------------------------------------------------

NEW MEXICO (0.6%)
New Mexico Hospital Equipment Loan Council
 Revenue Bonds
 Presbyterian Healthcare Services
 Series 2008A
 08-01-32                              6.38                8,650,000                 8,258,415
New Mexico Mortgage Finance Authority
 Revenue Bonds
 Single Family Mortgage Class I
 Series 2007A (GNMA/FNMA/FHLMC) A.M.T.
 01-01-38                              4.88                8,080,000                 5,758,454
                                                                                  ------------
Total                                                                               14,016,869
----------------------------------------------------------------------------------------------

NEW YORK (10.0%)
City of New York
 Prerefunded Unlimited General Obligation Bonds
 Series 2003J
 06-01-28                              5.25                6,235,000                 6,964,557


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  33

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
NEW YORK (CONT.)
City of New York
 Unlimited General Obligation Bonds
 Series 2001G (FSA)
 08-01-11                              5.25%              $5,000,000                $5,293,000
City of New York
 Unlimited General Obligation Bonds
 Series 2002E (MBIA)
 08-01-15                              5.63                2,000,000                 2,154,500
City of New York
 Unlimited General Obligation Bonds
 Series 2003D
 10-15-20                              5.25                6,520,000                 6,514,458
City of New York
 Unlimited General Obligation Bonds
 Series 2004E (FSA)
 11-01-22                              5.00                1,750,000                 1,670,970
Metropolitan Transportation Authority
 Refunding Revenue Bonds
 Series 2002A
 11-15-32                              5.75                5,855,000                 5,556,161
Metropolitan Transportation Authority
 Revenue Bonds
 Series 2002A (FSA)
 11-15-26                              5.50                4,250,000                 4,261,858
New York City Health & Hospital Corporation
 Revenue Bonds
 Health Systems
 Series 2002A (FSA)
 02-15-15                              5.50                5,255,000                 5,508,448
New York City Housing Development Corporation
 Revenue Bonds
 Capital Funding Program
 New York City Housing Authority Program
 Series 2005A (MBIA/FGIC)
 07-01-25                              5.00                3,300,000                 3,060,750
New York City Industrial Development Agency
 Revenue Bonds
 Queens Baseball Stadium Pilot
 Series 2006 (AMBAC)
 01-01-24                              5.00                3,000,000                 2,571,180
New York City Industrial Development Agency
 Revenue Bonds
 Terminal One Group Association Project
 Series 2005 A.M.T.
 01-01-21                              5.50                6,940,000                 6,243,224
 01-01-24                              5.50                5,500,000                 4,947,800
New York City Municipal Water Finance Authority
 Revenue Bonds
 Fiscal 2009
 Series 2008A
 06-15-40                              5.75                1,500,000                 1,504,650
New York City Municipal Water Finance Authority
 Revenue Bonds
 Series 2008DD
 06-15-38                              4.50                3,500,000                 2,815,085
New York City Transitional Finance Authority
 Revenue Bonds
 Future Tax Secured
 Series 2001B
 02-01-11                              5.50                5,000,000                 5,307,100
New York City Transitional Finance Authority
 Revenue Bonds
 Future Tax Secured
 Series 2003D
 02-01-31                              5.00                4,000,000                 3,774,560
New York City Transitional Finance Authority
 Revenue Bonds
 Future Tax Secured
 Series 2004C
 02-01-33                              5.00                4,255,000                 3,966,681
New York Liberty Development Corporation
 Revenue Bonds
 Goldman Sachs Headquarters
 Series 2005
 10-01-35                              5.25               18,000,000                12,959,999
New York Mortgage Agency
 Revenue Bonds
 Series 2007-140 A.M.T.
 10-01-21                              4.60                3,625,000                 3,011,106


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
34  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
NEW YORK (CONT.)
New York Mortgage Agency
 Revenue Bonds
 Series 2007-143 A.M.T.
 10-01-27                              4.85%              $1,605,000                $1,260,840
New York State Dormitory Authority
 Revenue Bonds
 Columbia University
 Series 2007C
 07-01-29                              5.00                2,500,000                 2,458,850
New York State Dormitory Authority
 Revenue Bonds
 Consolidated City University System
 2nd General Resolution
 Series 1993A
 07-01-18                              5.75                5,500,000                 5,974,705
New York State Dormitory Authority
 Revenue Bonds
 Consolidated City University System
 Series 1990D Escrowed to Maturity
 07-01-09                              7.00                  745,000                   767,864
New York State Dormitory Authority
 Revenue Bonds
 Education
 Series 2005F
 03-15-23                              5.00                4,935,000                 4,879,037
New York State Dormitory Authority
 Revenue Bonds
 Education
 Series 2006C
 12-15-31                              5.00                3,250,000                 3,039,075
New York State Dormitory Authority
 Revenue Bonds
 Education
 Series 2007A
 03-15-37                              5.00                3,750,000                 3,412,350
New York State Dormitory Authority
 Revenue Bonds
 Mental Health Services Facilities Improvement
 Series 2005E (MBIA/FGIC)
 02-15-22                              5.00                4,365,000                 4,376,218
New York State Dormitory Authority
 Revenue Bonds
 New York University Hospital Center
 Series 2006A
 07-01-20                              5.00                3,500,000                 2,669,765
New York State Dormitory Authority
 Revenue Bonds
 New York University Hospital Center
 Series 2007B
 07-01-24                              5.25                  500,000                   370,715
New York State Dormitory Authority
 Revenue Bonds
 Orange Regional Medical Center
 Series 2008
 12-01-29                              6.13                2,250,000                 1,723,523
New York State Dormitory Authority
 Revenue Bonds
 State University Educational Facilities
 Series 1993A
 05-15-13                              5.50               24,530,000                25,892,151
New York State Energy Research & Development Authority
 Revenue Bonds
 New York State Electric & Gas
 Series 1985 (MBIA)
 03-15-15                              4.10                8,600,000                 8,337,442
New York State Environmental Facilities Corporation
 Revenue Bonds
 New York City Municipal Water Financing Project
 2nd Resolution
 Series 2004
 06-15-26                              5.00                4,000,000                 3,926,600
New York State Environmental Facilities Corporation
 Revenue Bonds
 Revolving Funds
 New York City Municipal Water Project
 Series 2002B
 06-15-31                              5.00                9,000,000                 8,488,800


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  35

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
NEW YORK (CONT.)
New York State Environmental Facilities Corporation
 Revenue Bonds
 Revolving Funds
 New York City Municipal Water Project
 Series 2002K
 06-15-28                              5.00%              $9,000,000                $8,673,570
New York State Housing Finance Agency
 Refunding Revenue Bonds
 State University Construction
 Series 1986A Escrowed to Maturity
 05-01-13                              6.50                3,500,000                 3,921,540
New York State Thruway Authority
 Revenue Bonds
 Series 2001A (MBIA/FGIC)
 04-01-11                              5.50                7,500,000                 7,967,025
New York State Thruway Authority
 Revenue Bonds
 Series 2005G (FSA)
 01-01-24                              5.00                4,000,000                 3,974,680
Port Authority of New York & New Jersey
 Revenue Bonds
 Consolidated 138th
 Series 2004 (FGIC) A.M.T.
 12-01-12                              5.00                6,000,000                 5,990,280
Port Authority of New York & New Jersey
 Revenue Bonds
 Consolidated 146th
 Series 2006 (FSA) A.M.T.
 12-01-23                              4.50                7,500,000                 5,916,450
Seneca Nation Indians Capital Improvements Authority
 Revenue Bonds
 Series 2007A
 12-01-16                              5.25                1,750,000(d)              1,480,343
 12-01-23                              5.00                3,000,000(d)              2,153,040
Tobacco Settlement Financing Authority
 Asset-backed Revenue Bonds
 Series 2003A-1
 06-01-16                              5.50                2,500,000                 2,522,625
 06-01-19                              5.50                5,000,000                 5,005,899
Ulster County Industrial Development Agency
 Revenue Bonds
 Series 2007A
 09-15-37                              6.00                2,000,000                 1,410,380
 09-15-42                              6.00                7,000,000                 4,832,800
                                                                                  ------------
Total                                                                              219,512,654
----------------------------------------------------------------------------------------------

NORTH CAROLINA (4.3%)
City of Charlotte
 Revenue Bonds
 Water & Sewer
 Series 2008
 07-01-26                              5.00                8,450,000                 8,410,454
Mecklenburg County
 Unlimited General Obligation Public Improvement Bonds
 Series 2001D
 02-01-14                              4.10                3,600,000                 3,749,472
North Carolina Capital Facilities Finance Agency
 Revenue Bonds
 Meredith College
 Series 2008
 06-01-31                              6.00                1,200,000                   943,020
North Carolina Eastern Municipal Power Agency
 Prerefunded Revenue Bonds
 Series 1986A Escrowed to Maturity
 01-01-17                              5.00                6,220,000                 6,677,979
North Carolina Eastern Municipal Power Agency
 Prerefunded Revenue Bonds
 Series 1988A
 01-01-26                              6.00                1,940,000                 2,196,623
North Carolina Eastern Municipal Power Agency
 Prerefunded Revenue Bonds
 Series 1989A
 01-01-10                              7.50               15,125,000                15,984,554
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 1993B
 01-01-09                              6.13               10,000,000                10,024,914


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
36  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
NORTH CAROLINA (CONT.)
North Carolina Eastern Municipal Power Agency
 Refunding Revenue Bonds
 Series 2003A
 01-01-11                              5.50%             $15,000,000               $15,519,750
North Carolina Eastern Municipal Power Agency
 Unrefunded Revenue Bonds
 Series 1989A
 01-01-10                              7.50               14,035,000                14,511,067
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2006A-26 A.M.T.
 01-01-38                              5.50                3,645,000                 3,474,305
North Carolina Medical Care Commission
 Revenue Bonds
 1st Mortgage Deerfield
 Series 2008A
 11-01-33                              6.00                4,060,000                 3,269,396
North Carolina Municipal Power Agency #1 Catawba
 Revenue Bonds
 Series 2003A
 01-01-11                              5.50                1,000,000                 1,039,150
 01-01-12                              5.50                6,500,000                 6,823,115
Raleigh Durham Airport Authority
 Revenue Bonds
 Series 2001A (FGIC)
 11-01-11                              5.00                1,900,000                 1,962,130
                                                                                  ------------
Total                                                                               94,585,929
----------------------------------------------------------------------------------------------

NORTH DAKOTA (0.2%)
Ward County
 Revenue Bonds
 Trinity Obligated Group
 Series 2006
 07-01-25                              5.13                3,250,000                 2,270,190
 07-01-29                              5.13                2,650,000                 1,749,398
                                                                                  ------------
Total                                                                                4,019,588
----------------------------------------------------------------------------------------------

OHIO (4.5%)
Cincinnati City School District
 Limited General Obligation Bonds
 School Improvement
 Series 2002 (FSA)
 06-01-21                              5.25                1,000,000                 1,014,040
Cincinnati City School District
 Unlimited General Obligation Refunding Bonds
 Classroom Construction & Improvement
 Series 2006 (MBIA/FGIC)
 12-01-25                              5.25                  500,000                   498,885
City of Cleveland
 Limited General Obligation Refunding Bonds
 Series 2005 (AMBAC)
 10-01-23                              5.50                  500,000                   525,030
City of Cleveland
 Refunding Revenue Bonds
 Series 2001J (FSA)
 01-01-12                              5.38                1,000,000                 1,078,500
City of Columbus
 Revenue Bonds
 Series 2008A
 06-01-31                              4.75               17,275,000                15,328,453
Cleveland State University
 Revenue Bonds
 Series 2003A (MBIA/FGIC)
 06-01-15                              5.00                1,000,000                 1,028,000
Cleveland State University
 Revenue Bonds
 Series 2004 (MBIA/FGIC)
 06-01-24                              5.25                  500,000                   491,670
County of Cuyahoga
 Refunding Revenue Bonds
 Series 2003A
 01-01-17                              6.00                1,000,000                 1,081,020
 01-01-21                              6.00                6,000,000                 6,035,399
County of Erie
 Revenue Bonds
 Firelands Regional Medical Center
 Series 2002A
 08-15-32                              5.63                1,245,000                   997,183


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  37

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
OHIO (CONT.)
County of Franklin
 Refunding Revenue Bonds
 OhioHealth Corporation
 Series 2003C
 05-15-22                              5.25%              $5,170,000                $4,801,638
 05-15-24                              5.25                3,625,000                 3,326,046
County of Franklin
 Refunding Revenue Bonds
 Trinity Health Credit
 Series 2005A
 06-01-20                              5.00                4,250,000                 3,968,055
County of Montgomery
 Revenue Bonds
 Catholic Health Initiatives
 Series 2004A
 05-01-30                              5.00                4,750,000                 3,880,038
 05-01-32                              5.00                3,750,000                 3,005,288
Dayton City School District
 Unlimited General Obligation Bonds
 School Facilities Construction & Improvement
 Series 2003A (MBIA/FGIC)
 12-01-27                              5.00                4,015,000                 3,669,549
Franklin County Convention Facilities Authority
 Refunding Revenue Bonds
 Tax & Lease Anticipation Bond
 Series 2007
 12-01-25                              5.00                  500,000                   486,050
Kenston Local School District
 Unlimited General Obligation Bonds
 School Improvement
 Series 2003 (MBIA)
 12-01-16                              5.00                1,000,000                 1,040,460
Miami County
 Improvement Refunding Revenue Bonds
 Upper Valley Medical Center
 Series 2006
 05-15-26                              5.25                1,915,000                 1,432,707
Miami University
 Refunding Revenue Bonds
 Series 2005 (AMBAC)
 09-01-23                              4.75                  500,000                   460,490
Ohio Housing Finance Agency
 Revenue Bonds
 Residential Mortgage-backed Securities
 Series 2006A (GNMA) A.M.T.
 09-01-26                              4.75                4,365,000                 3,415,961
 09-01-36                              4.90                4,030,000                 2,905,711
Ohio Municipal Electric Generation Agency
 Refunding Revenue Bonds
 Joint Venture 5
 Series 2004 (AMBAC)
 02-15-24                              4.75                7,980,000                 7,022,161
Ohio State Building Authority
 Refunding Revenue Bonds
 State Facilities Adult Correctional
 Series 2001A (FSA)
 10-01-14                              5.50                1,000,000                 1,060,920
Ohio State Building Authority
 Revenue Bonds
 State Facilities Adult Correctional
 Series 2005A (FSA)
 04-01-22                              5.00                5,000,000                 5,013,150
Ohio State Higher Educational Facility Commission
 Unrefunded Revenue Bonds
 Oberlin
 Series 1999
 10-01-29                              5.00                   85,000                    79,461
Port of Greater Cincinnati Development Authority
 Revenue Bonds
 Sisters of Mercy
 Series 2006
 10-01-25                              5.00                1,000,000                   797,140
State of Ohio
 Revenue Bonds
 Case Western Reserve University Project
 Series 2006 (MBIA)
 12-01-21                              5.25                  250,000                   255,755
State of Ohio
 Unlimited General Obligation Bonds
 Common Schools Capital Facilities
 Series 2001A
 06-15-13                              5.00                1,500,000                 1,550,730


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
38  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
OHIO (CONT.)
State of Ohio
 Unlimited General Obligation Bonds
 Common Schools Capital Facilities
 Series 2001B
 09-15-20                              5.00%              $1,000,000                $1,010,580
State of Ohio
 Unlimited General Obligation Bonds
 Higher Education
 Series 2002A
 08-01-18                              5.38                5,000,000                 5,249,950
State of Ohio
 Unlimited General Obligation Bonds
 Higher Education
 Series 2005B
 05-01-23                              5.00                6,875,000                 6,796,143
State of Ohio
 Unlimited General Obligation Bonds
 Infrastructure Improvement
 Series 2005A
 09-01-21                              5.00                5,000,000                 5,039,700
Summit County
 Limited General Obligation Bonds
 Series 2003
 12-01-18                              5.25                1,490,000                 1,547,723
Tuscarawas County
 Revenue Bonds
 Twin City Hospital Project
 Series 2007
 11-01-37                              6.35                  500,000                   355,265
University of Akron
 Revenue Bonds
 Series 2003A (AMBAC)
 01-01-22                              5.00                1,000,000                   970,970
University of Cincinnati
 Revenue Bonds
 Series 2001A (MBIA/FGIC)
 06-01-14                              5.50                1,000,000                 1,053,390
University of Cincinnati
 Revenue Bonds
 Series 2008C (FSA)
 06-01-25                              5.00                1,000,000                   972,620
                                                                                  ------------
Total                                                                               99,245,831
----------------------------------------------------------------------------------------------

OKLAHOMA (--%)
Oklahoma Municipal Power Authority
 Revenue Bonds
 Series 2001A (FSA)
 01-01-13                              5.00                1,020,000                 1,054,323
----------------------------------------------------------------------------------------------

OREGON (0.1%)
Port of Portland
 Refunding Revenue Bonds
 Portland International Airport
 Series 2001D (MBIA/FGIC) A.M.T.
 07-01-11                              5.25                3,335,000                 3,315,023
----------------------------------------------------------------------------------------------

PENNSYLVANIA (1.5%)
City of Pittsburgh
 Unlimited General Obligation Refunding Bonds
 Series 2006B (FSA)
 09-01-15                              5.25               10,000,000                10,686,200
Delaware River Port Authority
 Refunding Revenue Bonds
 Port District Project
 Series 2001A (FSA)
 01-01-12                              5.25                3,130,000                 3,348,787
Montgomery County Industrial Development Authority
 Revenue Bonds
 Acts Retirement -- Life Communities
 Series 1998
 11-15-28                              5.25                7,500,000                 5,436,600
Northampton County General Purpose Authority
 Revenue Bonds
 St. Luke's Hospital Project
 Series 2008A
 08-15-28                              5.38                4,000,000                 2,928,840


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  39

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
PENNSYLVANIA (CONT.)
Pennsylvania State University
 Refunding Revenue Bonds
 Series 2002
 08-15-16                              5.25%              $1,000,000                $1,093,170
Philadelphia Authority for Industrial Development
 Prerefunded Revenue Bonds
 Series 2001B (FSA)
 10-01-13                              5.50                7,925,000                 8,692,774
                                                                                  ------------
Total                                                                               32,186,371
----------------------------------------------------------------------------------------------

PUERTO RICO (1.5%)(B)
Commonwealth of Puerto Rico
 Unlimited General Obligation Public Improvement Bonds
 Series 2001 (FSA)
 07-01-16                              5.50                2,640,000                 2,782,032
Commonwealth of Puerto Rico
 Unlimited General Obligation Public Improvement Bonds
 Series 2003A
 07-01-24                              5.25                1,000,000                   854,920
Commonwealth of Puerto Rico
 Unlimited General Obligation Refunding Bonds
 Series 2004A
 07-01-30                              5.00                6,000,000                 5,924,220
Puerto Rico Highway & Transportation Authority
 Prerefunded Revenue Bonds
 Series 2003G
 07-01-42                              5.00                3,445,000                 3,811,617
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 1996Y
 07-01-13                              6.25                1,550,000                 1,598,732
Puerto Rico Highway & Transportation Authority
 Revenue Bonds
 Series 2005K
 07-01-19                              5.00                2,500,000                 2,243,375
 07-01-20                              5.00               11,130,000                 9,751,550
Puerto Rico Highway & Transportation Authority
 Unrefunded Revenue Bonds
 Series 2003G
 07-01-42                              5.00                1,805,000                 1,252,309
Puerto Rico Infrastructure Financing Authority
 Refunding Special Tax Bonds
 Series 2005C (AMBAC)
 07-01-23                              5.50                3,900,000                 3,448,341
Puerto Rico Public Buildings Authority
 Prerefunded Revenue Bonds
 Government Facilities
 Series 2004I
 07-01-33                              5.25                  130,000                   142,427
Puerto Rico Public Buildings Authority
 Refunding Revenue Bonds
 Government Facilities
 Series 2002C (XLCA) Escrowed to Maturity
 07-01-13                              5.50                1,000,000                 1,002,960
                                                                                  ------------
Total                                                                               32,812,483
----------------------------------------------------------------------------------------------

RHODE ISLAND (0.2%)
Rhode Island Housing & Mortgage Finance Corporation
 Revenue Bonds
 Homeownership Opportunity
 Series 2006-51A
 04-01-33                              4.85                1,340,000                 1,119,999
Rhode Island Student Loan Authority
 Revenue Bonds
 Series 2007-2 (AMBAC) A.M.T.
 12-01-37                              4.85                6,000,000                 4,109,460
                                                                                  ------------
Total                                                                                5,229,459
----------------------------------------------------------------------------------------------

SOUTH CAROLINA (1.7%)
Charleston Educational Excellence Finance Corporation
 Revenue Bonds
 Charleston County School District
 Series 2005
 12-01-30                              5.25                5,500,000                 4,993,395
Cherokee County
 Revenue Bonds
 Spring City Knitting Company Project
 Series 1979
 09-01-09                              7.40                1,040,000                 1,083,118


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
40  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
SOUTH CAROLINA (CONT.)
City of Myrtle Beach
 Tax Allocation Bonds
 Myrtle Beach Air Force Base
 Series 2006A
 10-01-26                              5.25%              $2,000,000                $1,376,080
Lexington County
 Prerefunded Revenue Bonds
 Series 2004
 05-01-32                              5.50                4,685,000                 5,256,523
South Carolina Educational Facilities Authority
 Revenue Bonds
 Wofford College Project
 Series 2008
 04-01-38                              4.75                4,000,000                 3,227,000
South Carolina Jobs-Economic Development Authority
 Revenue Bonds
 Woodlands at Furman Project
 Series 2007A
 11-15-37                              6.00                4,200,000                 2,849,952
South Carolina State Public Service Authority
 Revenue Bonds
 Santee Cooper
 Series 2008A
 01-01-38                              5.50                7,595,000                 7,338,213
State of South Carolina
 Unlimited General Obligation Bonds
 State Highway
 Series 2001B
 04-01-12                              4.50                6,000,000                 6,312,960
Tobacco Settlement Revenue Management Authority
 Revenue Bonds
 Series 2001B
 05-15-22                              6.00                4,500,000                 4,717,215
                                                                                  ------------
Total                                                                               37,154,456
----------------------------------------------------------------------------------------------

SOUTH DAKOTA (0.4%)
State of South Dakota
 Revenue Bonds
 Series 1993A (FSA)
 09-01-17                              6.70                7,260,000                 8,324,243
----------------------------------------------------------------------------------------------

TENNESSEE (0.1%)
Clarksville Natural Gas Acquisition Corporation
 Revenue Bonds
 Series 2006
 12-15-17                              5.00                3,500,000                 2,848,895
----------------------------------------------------------------------------------------------

TEXAS (5.0%)
City of Austin
 Refunding Revenue Bonds
 Series 2002 (FSA)
 11-15-14                              5.50                3,485,000                 3,820,466
City of Austin
 Refunding Revenue Bonds
 Series 2008A
 11-15-35                              5.25                8,000,000                 7,212,720
City of Corpus Christi
 Limited General Obligation
 Refunding & Improvement Bonds
 Series 2001 (FSA)
 03-01-12                              5.00                3,400,000                 3,619,232
College Station Independent School District
 Unlimited General Obligation Bonds
 School Building
 Series 2007 (Permanent School Fund Guarantee)
 08-15-26                              5.00                4,585,000                 4,463,818
Corpus Christi Business & Job Development Corporation
 Improvement Refunding Revenue Bonds
 Arena Project
 Series 2002 (AMBAC)
 09-01-25                              5.00                3,550,000                 3,212,537
Fort Bend Independent School District
 Unlimited General Obligation Refunding Bonds
 School Building
 Series 2008 (Permanent School Fund Guarantee)
 08-15-34                              4.75                5,600,000                 4,852,344
Fort Bend Independent School District
 Unlimited General Obligation Refunding Bonds
 Series 2004A (Permanent School Fund Guarantee)
 08-15-26                              5.25                4,000,000                 4,011,400
Fort Worth Independent School District
 Unlimited General Obligation Bonds
 Series 2008 (Permanent School Fund Guarantee)
 02-15-27                              5.00                4,865,000                 4,734,229


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  41

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
TEXAS (CONT.)
Harris County Flood Control District
 Prerefunded Limited General Obligation Bonds
 Series 2004A
 10-01-23                              5.25%              $5,000,000                $5,612,750
Harris County Health Facilities Development
 Refunding Revenue Bonds
 Memorial Hermann Healthcare System
 Series 2008B
 12-01-35                              7.25                8,800,000                 8,818,480
North Central Texas Health Facility
 Development Corporation
 Revenue Bonds
 Hospital Baylor Health Care System Project
 Series 2001A
 05-15-29                              5.13                2,000,000                 1,727,640
Northside Independent School District
 Unlimited General Obligation Refunding Bonds
 Series 2001 (Permanent School Fund Guarantee)
 02-15-12                              5.50                3,720,000                 3,916,862
SA Energy Acquisition Public Facility Corporation
 Revenue Bonds
 Gas Supply
 Series 2007
 08-01-15                              5.25                4,000,000                 3,444,480
 08-01-17                              5.25                5,000,000                 4,111,600
State of Texas
 Unlimited General Obligation Bonds
 Transportation Community-Mobility Fund
 Series 2007
 04-01-34                              4.75                6,545,000                 5,661,229
Tarrant County Cultural Education Facilities Finance Corporation
 Refunding Revenue Bonds
 Texas Health Resources
 Series 2007A
 02-15-26                              5.00                8,000,000                 7,030,640
Tarrant County Cultural Education Facilities Finance Corporation
 Revenue Bonds
 Series 2008
 08-15-28                              5.25                5,000,000                 4,416,650
Tomball Independent School District
 Unlimited General Obligation Refunding Bonds
 School Building
 Series 2008 (Permanent School Fund Guarantee)
 02-15-33                              4.75               28,500,000                24,763,651
West Central Regional Housing Finance Corporation
 Revenue Bonds
 Mortgage-backed Securities Program
 Series 2007A (GNMA/FNMA/FHLMC) A.M.T.
 12-01-39                              5.35                2,631,763                 2,292,318
Wylie Independent School District
 Unlimited General Obligation Refunding Bonds
 Zero Coupon
 Series 2001 (Permanent School Fund Guarantee)
 08-15-12                              4.80                3,385,000(j)              2,968,780
                                                                                  ------------
Total                                                                              110,691,826
----------------------------------------------------------------------------------------------

UTAH (0.2%)
Community of Eagle Mountain
 Special Assessment Bonds
 Special Improvement District #2000-1
 Series 2006
 02-01-21                              8.25                3,009,000                 2,857,106
Utah Housing Corporation
 Revenue Bonds
 Series 2003A-1 A.M.T.
 07-01-24                              5.13                1,745,000                 1,669,686
                                                                                  ------------
Total                                                                                4,526,792
----------------------------------------------------------------------------------------------

VIRGINIA (2.2%)
City of Hampton
 Revenue Bonds
 Series 2002 (AMBAC)
 01-15-28                              5.13               10,750,000                 9,847,537
Fredericksburg Economic Development Authority
 Refunding Revenue Bonds
 Medicorp Health System Obligation
 Series 2007
 06-15-16                              5.00                4,040,000                 3,989,985


See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
42  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
VIRGINIA (CONT.)
Tobacco Settlement Financing Corporation
 Asset-backed Revenue Bonds
 Series 2005
 06-01-26                              5.50%              $5,200,000                $5,594,836
Tobacco Settlement Financing Corporation
 Prerefunded Asset-backed Revenue Bonds
 Series 2005
 06-01-37                              5.63                5,500,000                 6,144,435
University of Virginia
 Revenue Bonds
 Series 2008
 06-01-40                              5.00               23,000,000                21,813,660
                                                                                  ------------
Total                                                                               47,390,453
----------------------------------------------------------------------------------------------

WASHINGTON (3.6%)
City of Tacoma
 Refunding Revenue Bonds
 Series 2001B (FSA)
 01-01-12                              5.50                5,000,000                 5,355,600
Clark County
 Unrefunded Revenue Bonds
 Series 2001B (AMBAC)
 12-01-12                              5.25                2,105,000                 2,216,776
Washington Public Power Supply System
 Revenue Bonds
 Linked Pars & Inflos
 Series 1993 Escrowed to Maturity (FSA)
 07-01-11                              5.75               10,000,000(h)             10,537,600
NJB Properties
 Revenue Bonds
 King County Washington Project
 Series 2006A
 12-01-25                              5.00                6,445,000                 6,265,185
 12-01-26                              5.00                7,290,000                 7,021,800
 12-01-27                              5.00                3,660,000                 3,499,912
Skagit County Public Hospital District #1
 Revenue Bonds
 Series 2007
 12-01-28                              5.75                1,500,000                 1,089,480
 12-01-32                              5.75                2,000,000                 1,403,520
Snohomish County Public Utility District #1
 Refunding Revenue Bonds
 Generation System
 Series 1986A Escrowed to Maturity
 01-01-20                              5.00               17,750,000                18,723,943
Spokane Public Facilities District
 Revenue Bonds
 Series 2003 (MBIA)
 12-01-28                              5.75                3,195,000                 3,207,365
State of Washington
 Unlimited General Obligation Bonds
 Series 2007A
 07-01-27                              5.00                7,200,000                 6,937,992
Tobacco Settlement Authority of Washington
 Asset-backed Revenue Bonds
 Series 2002
 06-01-26                              6.50                1,140,000                 1,009,652
Washington State Housing Finance Commission
 Revenue Bonds
 Single Family Program
 Series 2007-3A (GNMA/FNMA/FHLMC) A.M.T.
 12-01-38                              4.90                5,470,000                 3,904,595
Washington State Housing Finance Commission
 Revenue Bonds
 Skyline At First Hill Project
 Series 2007A
 01-01-38                              5.63               13,850,000                 8,694,061
                                                                                  ------------
Total                                                                               79,867,481
----------------------------------------------------------------------------------------------

WISCONSIN (3.1%)
Badger Tobacco Asset Securitization Corporation
 Asset-backed Revenue Bonds
 Series 2002
 06-01-27                              6.13               10,905,000                10,304,898
 06-01-32                              6.38                4,740,000                 4,218,221
Franklin
 Revenue Bonds
 Waste Management
 Series 2003 A.M.T.
 04-01-16                              4.95               16,000,000(i)             12,814,720


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  43

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL BONDS (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
WISCONSIN (CONT.)
Wisconsin Health & Educational Facilities Authority
 Refunding Revenue Bonds
 Wheaton Healthcare
 Series 2006B
 08-15-24                              5.13%             $15,910,000               $10,744,978
 08-15-25                              5.13               15,500,000                10,296,805
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Medical College Wisconsin
 Series 2008A
 12-01-35                              5.25               14,400,000                11,260,512
Wisconsin Health & Educational Facilities Authority
 Revenue Bonds
 Riverview Hospital Association
 Series 2008
 04-01-33                              5.75                6,000,000                 4,906,980
 04-01-38                              5.75                4,000,000                 3,213,440
                                                                                  ------------
Total                                                                               67,760,554
----------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS
(Cost: $2,353,335,834)                                                          $2,120,336,797
----------------------------------------------------------------------------------------------



MUNICIPAL BONDS HELD IN TRUST (3.5%)(c)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)
ARIZONA (1.2%)
Austin Trust Various States
 Revenue Bonds
 Series 2008
 01-01-33                              5.00%             $28,800,000(d)            $26,599,968
----------------------------------------------------------------------------------------------

ARKANSAS (0.1%)
Arkansas Development Finance Authority
 Revenue Bonds
 Series 2001 (GNMA/FNMA) A.M.T.
 07-01-33                              5.30                2,625,000                 2,567,434
----------------------------------------------------------------------------------------------

CALIFORNIA (0.2%)
Austin Trust Various States
 Certificate of Participation
 Series 2008 (FSA)
 05-01-33                              5.00                5,500,000                 4,850,615
----------------------------------------------------------------------------------------------

DISTRICT OF COLUMBIA (0.2%)
Metropolitan Washington Airports Authority
 Revenue Bonds
 Series 2001 (MBIA) A.M.T.
 10-01-27                              5.50                5,000,000                 4,130,300
----------------------------------------------------------------------------------------------

INDIANA (0.1%)
Indiana Housing Finance Authority
 Revenue Bonds
 Series 2001 (GNMA/FNMA) A.M.T.
 07-01-33                              5.55                2,930,000                 2,375,155
----------------------------------------------------------------------------------------------

IOWA (0.3%)
Iowa Finance Authority
 Revenue Bonds
 Series 2001 (GMNA/FNMA) A.M.T.
 07-01-33                              5.50                7,245,000                 5,998,581
----------------------------------------------------------------------------------------------

MISSOURI (0.1%)
Missouri Housing Development Commission
 Revenue Bonds Drivers
 Series 2001 (GNMA/FNMA) A.M.T.
 09-01-33                              5.50                 1,960,00                 1,847,572
----------------------------------------------------------------------------------------------

NEW YORK (0.5%)
New York Mortgage Agency
 Revenue Bonds
 Series 2002 A.M.T.
 04-01-32                              5.40               14,495,000                11,962,616
----------------------------------------------------------------------------------------------

NORTH CAROLINA (0.3%)
North Carolina Housing Finance Agency
 Revenue Bonds
 Series 2002 A.M.T.
 01-01-34                              5.35                7,355,000                 5,909,512
----------------------------------------------------------------------------------------------



See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
44  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

MUNICIPAL BONDS
HELD IN TRUST (CONTINUED)
NAME OF
ISSUER AND
TITLE OF                              COUPON              PRINCIPAL
ISSUE(e,f)                             RATE                AMOUNT                     VALUE(a)

TEXAS (0.5%)
Texas Department of Housing & Community Affairs
 Revenue Bonds
 Series 2002 (MBIA) A.M.T.
 09-01-33                              5.55%              $5,615,000                $4,673,134
 03-01-34                              5.55                6,355,000                 5,235,565
                                                                                  ------------
Total                                                                                9,908,699
----------------------------------------------------------------------------------------------
TOTAL MUNICIPAL BONDS HELD IN TRUST
(Cost: $88,676,380)                                                                $76,150,452
----------------------------------------------------------------------------------------------



MUNICIPAL NOTES (0.6%)
                                                           AMOUNT
                                    EFFECTIVE            PAYABLE AT
ISSUE(e,f,g)                          YIELD               MATURITY                    VALUE(a)
ALASKA (--%)
City of Valdez
 Refunding Revenue Bonds
 Exxon Pipeline Company Project
 V.R.D.N. Series 1993B
 12-01-33                              1.25%                $600,000                  $600,000
----------------------------------------------------------------------------------------------

CALIFORNIA (--%)
California State Department of Water Resources
 Revenue Bonds
 V.R.D.N. Series 2002B-3 (Bank of New York)
 05-01-22                              0.50                  700,000                   700,000
----------------------------------------------------------------------------------------------

MICHIGAN (--%)
University of Michigan
 Refunding Revenue Bonds
 University of Michigan Hospitals
 V.R.D.N. Series 1992A
 12-01-19                              1.35                  900,000                   900,000
----------------------------------------------------------------------------------------------

MINNESOTA (0.3%)
Cohasset
 Refunding Revenue Bonds
 Minnesota Power & Light Company Project
 V.R.D.N. Series 1997A (LaSalle Bank)
 06-01-20                              0.95                3,000,000                 3,000,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2000H (Harris Trust & Savings Bank)
 10-01-30                              1.20                  600,000                   600,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M1 (Harris)
 10-01-32                              1.20                  700,000                   700,000
Minnesota Higher Education Facilities Authority
 Revenue Bonds
 St. Olaf College
 V.R.D.N. 5th Series 2002M2 (Harris)
 10-01-20                              1.20                  700,000                   700,000
                                                                                  ------------
Total                                                                                5,000,000
----------------------------------------------------------------------------------------------

NEW YORK (--%)
City of New York
 Unlimited General Obligation Bonds
 V.R.D.N. Sub Series 2005E-2 (Bank of America)
 08-01-34                              0.80                  110,000                   110,000
----------------------------------------------------------------------------------------------

TENNESSEE (0.1%)
Clarksville Public Building Authority
 Revenue Bonds
 Pooled Financing
 Tennessee Municipal Bond Fund
 V.R.D.N. Series 2001 (Bank of America)
 07-01-31                              0.90                  640,000                   640,000
Clarksville Public Building Authority
 Revenue Bonds
 Pooled Financing
 Tennessee Municipal Bond Fund
 V.R.D.N. Series 2003 (Bank of America)
 01-01-33                              0.90                  300,000                   300,000
Clarksville Public Building Authority
 Revenue Bonds
 Pooled Financing
 Tennessee Municipal Bond Fund
 V.R.D.N. Series 2004 (Bank of America)
 07-01-34                              0.90                  900,000                   900,000


                             See accompanying Notes to Portfolio of Investments.

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  45

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

MUNICIPAL NOTES (CONTINUED)
                                                           AMOUNT
                                    EFFECTIVE            PAYABLE AT
ISSUE(e,f,g)                          YIELD               MATURITY                    VALUE(a)
TENNESSEE (CONT.)
Montgomery County Public Building Authority
 Revenue Bonds
 Tennessee County Loan Pool
 V.R.D.N. Series 2006 (Bank of America)
 02-01-36                              0.90%              $1,100,000                $1,100,000
                                                                                  ------------
Total                                                                                2,940,000
----------------------------------------------------------------------------------------------

WASHINGTON (0.1%)
Washington Public Power Supply System
 Refunding Revenue Bonds
 V.R.D.N. Series 1993 1A-1 (Bank of America)
 07-01-17                              0.75                2,385,000                 2,385,000
----------------------------------------------------------------------------------------------

WYOMING (0.1%)
Uinta County
 Refunding Revenue Bonds
 Chevron USA Incorporated Project
 V.R.D.N Series 1993
 08-15-20                              0.80                1,200,000                 1,200,000
----------------------------------------------------------------------------------------------
TOTAL MUNICIPAL NOTES
(Cost: $13,835,000)                                                                $13,835,000
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES
(Cost: $2,455,847,214)(l)                                                       $2,210,322,249
==============================================================================================




NOTES TO PORTFOLIO OF INVESTMENTS


(a) Securities are valued by using procedures described in Note 1 to the financial statements.

(b) Municipal obligations include debt obligations issued by or on behalf of states, territories, possessions, or sovereign nations within the territorial boundaries of the United States. The securities represented 1.5% of net assets at Nov. 30, 2008.

(c)  Municipal Bonds Held in Trust -- See Note 1 to the financial statements.

(d) Represents a security sold under Rule 144A, which is exempt from registration under the Securities Act of 1933, as amended. This security may be determined to be liquid under guidelines established by the Fund's Board of Directors. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At Nov. 30, 2008, the value of these securities amounted to $32,416,211 or 1.5% of net assets.

(e) The following abbreviations may be used in the portfolio security descriptions to identify the insurer of the issue:

ACA    --   ACA Financial Guaranty Corporation
AMBAC  --   Ambac Assurance Corporation
BIG    --   Bond Investors Guarantee
CGIC   --   Capital Guaranty Insurance Company
CIFG   --   IXIS Financial Guaranty
FGIC   --   Financial Guaranty Insurance Company
FHA    --   Federal Housing Authority
FHLMC  --   Federal Home Loan Mortgage Corporation
FNMA   --   Federal National Mortgage Association
FSA    --   Financial Security Assurance
GNMA   --   Government National Mortgage Association
MBIA   --   MBIA Insurance Corporation
XLCA   --   XL Capital Assurance




--------------------------------------------------------------------------------
46  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

(f)  The following abbreviations may be used in the portfolio descriptions:

A.M.T.    --   Alternative Minimum Tax -- At Nov. 30, 2008, the value
               of securities subject to alternative minimum tax
               represented 10.1% of net assets.
B.A.N.    --   Bond Anticipation Note
C.P.      --   Commercial Paper
R.A.N.    --   Revenue Anticipation Note
T.A.N.    --   Tax Anticipation Note
T.R.A.N.  --   Tax & Revenue Anticipation Note
V.R.      --   Variable Rate
V.R.D.B.  --   Variable Rate Demand Bond
V.R.D.N.  --   Variable Rate Demand Note


(g) The Fund is entitled to receive principal and interest from the party, if indicated in parentheses, after a day or a week's notice or upon maturity. The maturity date disclosed represents the final maturity. Interest rate varies to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2008.

(h) This security may be separated into floating and inverse floating rate securities which may be traded separately. Inverse floaters represent securities that pay interest at a rate that increases (decreases) in the same magnitude as, or in a multiple of, a decline (increase) in market short-term rates.

(i) Interest rate varies either based on a predetermined schedule or to reflect current market conditions; rate shown is the effective rate on Nov. 30, 2008.

(j) For zero coupon bonds, the interest rate disclosed represents the annualized effective yield on the date of acquisition.

(k) Non-income producing. For long-term debt securities, item identified is in default as to payment of interest and/or principal.

(l) At Nov. 30, 2008, the cost of securities for federal income tax purposes was $2,458,938,767 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation                          $57,249,736
Unrealized depreciation                         (305,516,254)
------------------------------------------------------------
Net unrealized depreciation                    $(248,266,518)
------------------------------------------------------------




--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  47

PORTFOLIO OF INVESTMENTS (continued)  ------------------------------------------

FAIR VALUE MEASUREMENTS


Statement of Financial Accounting Standards No. 157 (SFAS 157) seeks to implement more uniform reporting relating to the fair valuation of securities for financial statement purposes. Mutual funds are required to implement the requirements of this standard for fiscal years beginning after Nov. 15, 2007. While uniformity of presentation is the objective of the standard, industry implementation has just begun and it is likely that there will be a range of practices utilized and it will be some period of time before industry practices become more uniform. For this reason care should be exercised in interpreting this information and/or using it for comparison with other mutual funds.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

     - Level 1 -- quoted prices in active markets for identical securities

     - Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

     - Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund's own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level.

The following table is a summary of the inputs used to value the Fund's investments as of Nov. 30, 2008:

                                        FAIR VALUE AT NOV. 30, 2008
                     ----------------------------------------------------------------
                          LEVEL 1          LEVEL 2
                       QUOTED PRICES        OTHER          LEVEL 3
                         IN ACTIVE       SIGNIFICANT     SIGNIFICANT
                        MARKETS FOR       OBSERVABLE    UNOBSERVABLE
DESCRIPTION          IDENTICAL ASSETS       INPUTS         INPUTS          TOTAL
-------------------------------------------------------------------------------------
Investments in
  securities                $--         $2,210,322,249       $--       $2,210,322,249




--------------------------------------------------------------------------------
48  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

HOW TO FIND INFORMATION ABOUT THE FUND'S PORTFOLIO HOLDINGS

(i) The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (Commission) for the first and third quarters of each fiscal year on Form N-Q;

(ii) The Fund's Forms N-Q are available on the Commission's website at http://www.sec.gov;

(iii)The Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC (information on the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330); and

(iv) The Fund's complete schedule of portfolio holdings, as disclosed in its annual and semiannual shareholder reports and in its filings on Form N-Q, can be found at riversource.com/funds.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  49

STATEMENT OF ASSETS AND LIABILITIES --------------------------------------------
NOV. 30, 2008


ASSETS
Investments in securities, at value (identified cost $2,455,847,214)      $2,210,322,249
Cash                                                                               9,734
Capital shares receivable                                                        226,096
Accrued interest receivable                                                   37,255,466
Receivable for investment securities sold                                      4,866,065
----------------------------------------------------------------------------------------
Total assets                                                               2,252,679,610
----------------------------------------------------------------------------------------
LIABILITIES
Dividends payable to shareholders                                                863,158
Capital shares payable                                                           591,371
Short-term floating rate notes outstanding                                    49,350,000
Accrued investment management services fees                                       54,665
Accrued distribution fees                                                        446,522
Accrued transfer agency fees                                                       6,038
Accrued administrative services fees                                               7,634
Other accrued expenses                                                           217,029
----------------------------------------------------------------------------------------
Total liabilities                                                             51,536,417
----------------------------------------------------------------------------------------
Net assets applicable to outstanding capital stock                        $2,201,143,193
----------------------------------------------------------------------------------------

REPRESENTED BY
Capital stock -- $.01 par value                                           $    5,924,729
Additional paid-in capital                                                 2,478,054,272
Undistributed net investment income                                            3,270,123
Accumulated net realized gain (loss)                                         (40,580,966)
Unrealized appreciation (depreciation) on investments                       (245,524,965)
----------------------------------------------------------------------------------------
Total -- representing net assets applicable to outstanding capital stock  $2,201,143,193
----------------------------------------------------------------------------------------



NET ASSET VALUE PER SHARE
                                NET ASSETS   SHARES OUTSTANDING   NET ASSET VALUE PER SHARE
Class A                     $2,135,093,331          574,689,338                       $3.72(1)
Class B                     $   53,720,142           14,466,113                       $3.71
Class C                     $   12,329,720            3,317,475                       $3.72
-------------------------------------------------------------------------------------------


(1) The maximum offering price per share for Class A is $3.91. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
50  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

STATEMENT OF OPERATIONS --------------------------------------------------------
YEAR ENDED NOV. 30, 2008


INVESTMENT INCOME
Income:
Interest                                                           $ 133,849,673
--------------------------------------------------------------------------------
Expenses:
Investment management services fees                                   11,447,732
Distribution fees
  Class A                                                              6,157,145
  Class B                                                                713,646
  Class C                                                                137,909
Transfer agency fees
  Class A                                                              1,258,868
  Class B                                                                 39,857
  Class C                                                                  7,523
Administrative services fees                                           1,603,416
Interest and fee expense                                               3,693,213
Compensation of board members                                             58,979
Custodian fees                                                           156,960
Printing and postage                                                     187,000
Registration fees                                                         52,700
Professional fees                                                         82,351
Other                                                                     78,965
--------------------------------------------------------------------------------
Total expenses                                                        25,676,264
  Expenses waived/reimbursed by the Investment Manager and its
    affiliates                                                        (1,228,165)
  Earnings and bank fee credits on cash balances                         (97,771)
--------------------------------------------------------------------------------
Total net expenses                                                    24,350,328
--------------------------------------------------------------------------------
Investment income (loss) -- net                                      109,499,345
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) -- NET
Net realized gain (loss) on:
  Security transactions                                              (36,057,162)
  Futures contracts                                                   (8,787,389)
  Swap transactions                                                    8,036,371
--------------------------------------------------------------------------------
Net realized gain (loss) on investments                              (36,808,180)
Net change in unrealized appreciation (depreciation) on
  investments                                                       (320,806,256)
--------------------------------------------------------------------------------
Net gain (loss) on investments                                      (357,614,436)
--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations    $(248,115,091)
--------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  51

STATEMENTS OF CHANGES IN NET ASSETS --------------------------------------------


YEAR ENDED NOV. 30,                                                          2008            2007
OPERATIONS AND DISTRIBUTIONS
Investment income (loss) -- net                                    $  109,499,345  $  117,258,268
Net realized gain (loss) on investments                               (36,808,180)      9,438,734
Net change in unrealized appreciation (depreciation) on
  investments                                                        (320,806,256)   (106,363,162)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations      (248,115,091)     20,333,840
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income
    Class A                                                          (106,969,457)   (112,815,266)
    Class B                                                            (2,551,912)     (3,412,825)
    Class C                                                              (495,574)       (508,160)
  Net realized gain
    Class A                                                            (1,162,618)             --
    Class B                                                               (35,755)             --
    Class C                                                                (5,958)             --
-------------------------------------------------------------------------------------------------
Total distributions                                                  (111,221,274)   (116,736,251)
-------------------------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS
Proceeds from sales
  Class A shares                                                      181,511,043     129,879,458
  Class B shares                                                        3,558,517       4,598,384
  Class C shares                                                        2,262,389       1,563,551
Fund merger
  Class A shares                                                      102,547,667             N/A
  Class B shares                                                        8,804,805             N/A
  Class C shares                                                        2,258,833             N/A
Reinvestment of distributions at net asset value
  Class A shares                                                       78,623,984      81,263,275
  Class B shares                                                        2,053,764       2,630,613
  Class C shares                                                          444,171         448,461
Payments for redemptions
  Class A shares                                                     (461,082,835)   (579,448,911)
  Class B shares                                                      (31,531,344)    (50,533,335)
  Class C shares                                                       (4,010,748)     (6,070,519)
  Class Y shares                                                               --          (1,946)
-------------------------------------------------------------------------------------------------
Increase (decrease) in net assets from capital share transactions    (114,559,754)   (415,670,969)
-------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                              (473,896,119)   (512,073,380)
Net assets at beginning of year                                     2,675,039,312   3,187,112,692
-------------------------------------------------------------------------------------------------
Net assets at end of year                                          $2,201,143,193  $2,675,039,312
-------------------------------------------------------------------------------------------------
Undistributed net investment income                                $    3,270,123  $    3,835,460
-------------------------------------------------------------------------------------------------



The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
52  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

FINANCIAL HIGHLIGHTS -----------------------------------------------------------

CLASS A


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $4.30        $4.44        $4.39        $4.42        $4.46
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .18(b)       .18(b)       .17          .18          .18
Net gains (losses) (both realized and
 unrealized)                                          (.58)        (.14)         .08         (.04)        (.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.40)         .04          .25          .14          .14
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.18)        (.18)        (.17)        (.17)        (.18)
Distributions from realized gains                     (.00)(c)       --         (.03)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.18)        (.18)        (.20)        (.17)        (.18)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.72        $4.30        $4.44        $4.39        $4.42
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)             $2,135       $2,582       $3,042       $3,460       $3,914
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e)                                  .99%        1.13%        1.09%         .98%         .89%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(e),(f),(g)                              .94%        1.09%        1.05%         .97%         .89%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(d)                                      .84%         .83%         .83%         .81%         .80%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(f),(g)                                  .79%         .79%         .79%         .80%         .80%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         4.33%        4.05%        3.93%        3.89%        3.98%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                37%          47%          30%          30%          22%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                     (9.59%)        .83%        5.81%        3.25%        3.15%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  53

FINANCIAL HIGHLIGHTS (continued) -----------------------------------------------

CLASS B


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $4.30        $4.44        $4.39        $4.41        $4.46
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(b)       .14(b)       .14          .14          .15
Net gains (losses) (both realized and
 unrealized)                                          (.59)        (.14)         .07         (.02)        (.05)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.44)          --          .21          .12          .10
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.14)        (.13)        (.14)        (.15)
Distributions from realized gains                     (.00)(c)       --         (.03)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.15)        (.14)        (.16)        (.14)        (.15)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.71        $4.30        $4.44        $4.39        $4.41
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $54          $80         $127         $190         $250
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e)                                 1.74%        1.88%        1.85%        1.74%        1.64%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(e),(f),(g)                             1.69%        1.84%        1.81%        1.73%        1.64%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(d)                                     1.59%        1.58%        1.59%        1.57%        1.55%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(f),(g)                                 1.54%        1.54%        1.55%        1.56%        1.55%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.57%        3.26%        3.15%        3.13%        3.23%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                37%          47%          30%          30%          22%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (10.51%)        .07%        5.01%        2.69%        2.14%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.




--------------------------------------------------------------------------------
54  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

CLASS C


PER SHARE INCOME AND CAPITAL CHANGES(a)
Fiscal period ended Nov. 30,                          2008         2007         2006         2005         2004
Net asset value, beginning of period                 $4.31        $4.45        $4.39        $4.42        $4.46
--------------------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                           .15(b)       .14(b)       .14          .14          .15
Net gains (losses) (both realized and
 unrealized)                                          (.59)        (.14)         .08         (.03)        (.04)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                      (.44)          --          .22          .11          .11
--------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS:
Dividends from net investment income                  (.15)        (.14)        (.13)        (.14)        (.15)
Distributions from realized gains                     (.00)(c)       --         (.03)          --           --
--------------------------------------------------------------------------------------------------------------
Total distributions                                   (.15)        (.14)        (.16)        (.14)        (.15)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                       $3.72        $4.31        $4.45        $4.39        $4.42
--------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA

Net assets, end of period (in millions)                $12          $13          $18          $23          $28
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (including interest and
 fee expense)(d),(e)                                 1.74%        1.88%        1.85%        1.74%        1.64%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (including interest and
 fee expense)(e),(f),(g)                             1.69%        1.84%        1.81%        1.73%        1.64%
--------------------------------------------------------------------------------------------------------------
Gross expenses prior to expense
 waiver/reimbursement (excluding interest and
 fee expense)(d)                                     1.59%        1.58%        1.59%        1.57%        1.55%
--------------------------------------------------------------------------------------------------------------
Net expenses after expense
 waiver/reimbursement (excluding interest and
 fee expense)(f),(g)                                 1.54%        1.54%        1.55%        1.56%        1.55%
--------------------------------------------------------------------------------------------------------------
Net investment income (loss)                         3.56%        3.29%        3.16%        3.13%        3.23%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                37%          47%          30%          30%          22%
--------------------------------------------------------------------------------------------------------------
Total return(h)                                    (10.48%)        .08%        5.25%        2.46%        2.37%
--------------------------------------------------------------------------------------------------------------


(a) For a share outstanding throughout the period. Rounded to the nearest cent.
(b) Per share amounts have been calculated using the average shares outstanding method.
(c) Rounds to zero.
(d) Expense ratio is before reduction for earnings and bank fee credits on cash balances.
(e) Ratios include interest and fee expense related to the Fund's participation in certain inverse floater programs. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund's net assets, net asset value per share, total return or net investment income.
(f) The Investment Manager and its affiliates have agreed to waive/reimburse certain fees and expenses.
(g) Expense ratio is before reduction for earnings and bank fee credits on cash balances. Earnings and bank fee credits for the year ended Nov. 30, 2008 were less than 0.01% of average net assets.
(h) Total return does not reflect payment of a sales charge.

The accompanying Notes to Financial Statements are an integral part of this statement.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  55

NOTES TO FINANCIAL STATEMENTS --------------------------------------------------

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

RiverSource Tax-Exempt High Income Fund (the Fund) is a series of RiverSource Tax-Exempt Income Series, Inc. and is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. RiverSource Tax-Exempt Income Series, Inc. has 10 billion authorized shares of capital stock that can be allocated among the separate series as designated by the Board of Directors (the Board). The Fund normally invests at least 80% of its net assets in municipal bonds and in other debt obligations issued by or on behalf of state or local governmental units whose interest is exempt from federal income tax and is not subject to the alternative minimum tax
(AMT). The Fund may invest in debt obligations the interest from which is subject to AMT.

The Fund offers Class A, Class B and Class C shares.

-  Class A shares are sold with a front-end sales charge.

- Class B shares may be subject to a contingent deferred sales charge (CDSC) and automatically convert to Class A shares during the ninth year of ownership.

-  Class C shares may be subject to a CDSC.

All classes of shares have identical voting, dividend and liquidation rights. Class specific expenses (e.g., distribution and service fees, transfer agency fees, plan administration services fees) differ among classes. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets.

The Fund's significant accounting policies are summarized below:

USE OF ESTIMATES
Preparing financial statements that conform to U.S. generally accepted accounting principles requires management to make estimates (e.g., on assets, liabilities and contingent assets and liabilities) that could differ from actual results.

VALUATION OF SECURITIES
Effective Dec. 1, 2007 the Fund adopted Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" (SFAS 157). SFAS 157 establishes an authoritative definition of fair value, sets out a hierarchy for measuring fair value, and requires additional disclosures about the inputs used to develop the measurements of fair value and the effect of certain measurements reported in the Statement of Operations for a fiscal period. There was no impact to the Fund's net assets or results of operations upon adoption. The fair valuation

--------------------------------------------------------------------------------
56  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

measurements disclosure can be found following the Notes to Portfolio of Investments.

All securities are valued at the close of each business day. Securities traded on national securities exchanges or included in national market systems are valued at the last quoted sales price. Debt securities are generally traded in the over-the-counter market and are valued at a price that reflects fair value as quoted by dealers in these securities or by an independent pricing service. When market quotes are not readily available, the pricing service, in determining fair values of debt securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. The procedures adopted by the Board generally contemplate the use of fair valuation in the event that price quotations or valuations are not readily available, price quotations or valuations from other sources are not reflective of market value and thus deemed unreliable, or a significant event has occurred in relation to a security or class of securities that is not reflected in price quotations or valuations from other sources. A fair value price is a good faith estimate of the value of a security at a given point in time. Swap transactions are valued through an authorized pricing service, broker, or an internal model.

Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates; those maturing in 60 days or less are valued at amortized cost, which approximates fair value.

SECURITIES PURCHASED ON A FORWARD-COMMITMENT BASIS
Delivery and payment for securities that have been purchased by the Fund on a forward-commitment basis, including when-issued securities and other forward-commitments, can take place one month or more after the transaction date. During this period, such securities are subject to market fluctuations, and they may affect the Fund's net assets the same as owned securities. The Fund designates cash or liquid securities at least equal to the amount of its forward-commitments. At Nov. 30, 2008, the Fund has no outstanding forward-commitments.

OPTION TRANSACTIONS
To produce incremental earnings, protect gains, and facilitate buying and selling of securities for investments, the Fund may buy and sell put and call options and write covered call options on portfolio securities as well as write cash-secured put options. The Fund may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Cash collateral may be collected by the Fund to secure certain over-the-counter options (OTC options) trades. Cash collateral held by the Fund for such option trades must be

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  57

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

returned to the counterparty upon closure, exercise or expiration of the contract. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of being unable to enter into a closing transaction if a liquid secondary market does not exist.

Option contracts are valued daily at the closing prices on their primary exchanges and unrealized appreciation or depreciation is recorded. Option contracts, including OTC option contracts, with no readily available market value are valued using quotations obtained from independent brokers as of the close of the New York Stock Exchange. The Fund will realize a gain or loss when the option transaction expires or closes. When options on debt securities or futures are exercised, the Fund will realize a gain or loss. When other options are exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. At Nov. 30, 2008, and for the year then ended, the Fund had no outstanding option contracts.

FUTURES TRANSACTIONS
To gain exposure to or to protect itself from market changes, the Fund may buy and sell financial futures contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Futures and options on futures are valued daily based upon the last sale price at the close of the market on the principal exchange on which they are traded. Upon entering into a futures contract, the Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. At Nov. 30, 2008, the Fund had no outstanding futures contracts.

INTEREST RATE SWAP TRANSACTIONS
The Fund may enter into interest rate swap agreements to produce incremental earning, to gain exposure to or protect itself from market changes, or to synthetically add or subtract principal exposure to the municipal market. Interest rate swaps are agreements between two parties that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates

--------------------------------------------------------------------------------
58  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

in the future, based on a predetermined, specified notional amount. Certain interest rate swaps are considered forward-starting; whereby the accrual for the exchange of cash flows does not begin until a specified date in the future (the "effective date"). The net cash flow for a standard interest rate swap transaction is generally the difference between a floating market interest rate versus a fixed interest rate.

Interest rate swaps are valued daily and unrealized appreciation (depreciation) is recorded. Certain interest rate swaps may accrue periodic interest on a daily basis as a component of unrealized appreciation (depreciation); the Fund will realize a gain or loss upon the payment or receipt of accrued interest. The Fund will realize a gain or a loss when the interest rate swap is terminated.

Risks of entering into an interest rate swap include a lack of correlation between swaps and the portfolio of municipal bonds the swaps are designed to hedge or replicate. A lack of correlation may cause the interest rate swap to experience adverse changes in value relative to expectations. In addition, interest rate swaps are subject to the risk of default of a counterparty, and the risk of adverse movements in market interest rates relative to the interest rate swap positions entered. At Nov. 30, 2008, the Fund had no outstanding interest rate swap contracts.

INVERSE FLOATER PROGRAM TRANSACTIONS
The Fund may enter into transactions in which it transfers to trusts fixed rate municipal bonds in exchange for cash and residual interests in the trusts' assets and cash flows, which are in the form of inverse floating rate securities. The trusts fund the purchases of the municipal bonds by issuing short-term floating rate notes to third parties. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the short-term floating rate notes to tender their notes at par, and (2) to transfer the municipal bonds from the trusts to the Fund, thereby collapsing the trusts. The municipal bonds transferred to the trusts remain in the Fund's investments in securities and the related short-term floating rate notes are reflected as Fund liabilities under the caption "Short-term floating rate notes outstanding" in the Statement of Assets and Liabilities. The notes issued by the trusts have interest rates that are multi-modal, which means that they can be reset to a new or different mode at the reset date (e.g., mode can be daily, weekly, monthly, or a fixed specific date) at the discretion of the holder of the inverse floating rate security. The floating rate note holders have the option to tender their notes to the trusts for redemption at par at each reset date. The income received by the inverse floating rate security holder varies inversely with the short-term rate paid to the floating rate note holders, and in most circumstances the inverse floating rate security holder bears substantially all of the underlying bond's downside

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  59

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The inverse floating rate security holder will be subject to greater interest rate risk than if they were to hold the underlying bond because the interest rate is dependent on both the fixed coupon rate of the underlying bond and the short-term interest rate paid on the floating rate notes. The inverse floating rate security holder is also subject to the credit risk, liquidity risk and market risk associated with the underlying bond. The bonds held by the trusts serve as collateral for the short-term floating rate notes outstanding. Contractual maturities and interest rates of the municipal bonds held in trust at Nov. 30, 2008, are presented in the Portfolio of Investments. The inclusion of interest and fee expense related to the short-term floating rate notes corresponds to an equal increase in interest income from the fixed rate municipal bonds held in trust. For the fiscal year ended Nov. 30, 2008, the average short-term floating rate notes outstanding was $117,267,913 and the average interest rate and fees related to these short-term floating rate notes was 3.15%.

GUARANTEES AND INDEMNIFICATIONS
Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund's contracts with its service providers contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined and the Fund has no historical basis for predicting the likelihood of any such claims.

FEDERAL TAXES
The Fund's policy is to comply with Subchapter M of the Internal Revenue Code that applies to regulated investment companies and to distribute substantially all of its taxable income to shareholders. No provision for income or excise taxes is thus required.

Financial Accounting Standards Board (FASB) Interpretation 48 (FIN 48), "Accounting for Uncertainty in Income Taxes," clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement 109, "Accounting for Income Taxes." FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Generally, the tax authorities can examine all the tax returns filed for the last three years.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of futures contracts, recognition of unrealized appreciation (depreciation) for certain derivative

--------------------------------------------------------------------------------
60  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

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investments, market discount and losses deferred due to wash sales. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, undistributed net investment income has been decreased by $49,632 and accumulated net realized loss has been decreased by $49,632.

The tax character of distributions paid for the years indicated is as follows:

YEAR ENDED NOV. 30,                        2008          2007
-----------------------------------------------------------------
CLASS A
Distributions paid from:
    Ordinary income -- tax-exempt
     interest distributions*........   $106,970,047  $112,815,266
    Long-term capital gain...........     1,162,028            --
CLASS B
Distributions paid from:
    Ordinary income -- tax-exempt
     interest distributions*........      2,551,930     3,412,825
    Long-term capital gain...........        35,737            --
CLASS C
Distributions paid from:
    Ordinary income -- tax-exempt
     interest distributions*........        495,577       508,160
    Long-term capital gain...........         5,955            --


* Tax-exempt interest distributions were 99.82% and 99.02% for the years ended Nov. 30, 2008 and 2007, respectively.

At Nov. 30, 2008, the components of distributable earnings on a tax basis are as follows:

Undistributed tax-exempt income...............  $   1,087,048
Undistributed accumulated long-term gain......  $          --
Accumulated realized loss.....................  $ (30,950,938)
Unrealized appreciation (depreciation)........  $(252,108,760)


RECENT ACCOUNTING PRONOUNCEMENT
The Fund has adopted FASB Staff Position No. 133-1 and FIN No. 45-4 (FSP FAS 133-1 and FIN 45-4), "Disclosures about Credit Derivatives and Certain
Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45". The amendments to FSP FAS 133-1 and FIN 45-4 require enhanced disclosures about a fund's derivative and guarantees. Funds are required

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  61

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

to provide enhanced disclosures about (a) how and why a fund uses derivative instruments, (b) how derivative instruments and related hedged items are accounted for under SFAS 133 and its related interpretations, (c) how derivative instruments and related hedged items affect a fund's financial position, financial performance, and cash flows and (d) the current status of the payment/performance risk of the credit derivative. The amendments to FSP FAS 133-1 and FIN 45-4 also require additional disclosures about the current status of the payment/performance risk of a guarantee. At Nov. 30, 2008, the Fund did not own nor was it a party to any credit derivative contracts within the scope of these amendments.

DIVIDENDS TO SHAREHOLDERS
Dividends from net investment income, declared daily and payable monthly, when available, are reinvested in additional shares of the Fund at net asset value or payable in cash. Capital gains, when available, are distributed along with the last income dividend of the calendar year.

OTHER
Security transactions are accounted for on the date securities are purchased or sold. Interest income, including amortization of premium, market discount and original issue discount using the effective interest method, is accrued daily.

2. EXPENSES AND SALES CHARGES

INVESTMENT MANAGEMENT SERVICES FEES
Under an Investment Management Services Agreement, RiverSource Investments, LLC (the Investment Manager) determines which securities will be purchased, held or sold. The management fee is a percentage of the Fund's average daily net assets that declines from 0.47% to 0.30% annually as the Fund's assets increase. The management fee for the year ended Nov. 30, 2008 was 0.45% of the Fund's average daily net assets.

ADMINISTRATIVE SERVICES FEES
Under an Administrative Services Agreement, the Fund pays Ameriprise Financial, Inc. (Ameriprise Financial), parent company of the Investment Manager, a fee for administration and accounting services at a percentage of the Fund's average daily net assets that declines from 0.07% to 0.04% annually as the Fund's assets increase. The fee for the year ended Nov. 30, 2008 was 0.06% of the Fund's average daily net assets.

OTHER FEES
Other expenses are for, among other things, certain expenses of the Fund or the Board including: Fund boardroom and office expense, employee compensation, employee health and retirement benefits, and certain other expenses. Payment of

--------------------------------------------------------------------------------
62  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

these Fund and Board expenses is facilitated by a company providing limited administrative services to the Fund and the Board. For the year ended Nov. 30, 2008, other expenses paid to this company were $8,146.

COMPENSATION OF BOARD MEMBERS
Compensation of board members includes, for a former Board Chair, compensation as well as retirement benefits. Certain other aspects of a former Board Chair's compensation, including health benefits and payment of certain other expenses, are included under other expenses.

Under a Deferred Compensation Plan (the Plan), non-interested board members may defer receipt of their compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the Fund or other RiverSource funds. The Fund's liability for these amounts is adjusted for market value changes and remains in the Fund until distributed in accordance with the Plan.

TRANSFER AGENCY FEES
Under a Transfer Agency Agreement, RiverSource Service Corporation (the Transfer Agent) maintains shareholder accounts and records. The Fund pays the Transfer Agent an annual account-based fee at a rate equal to $20.50 for Class A, $21.50 for Class B and $21.00 for Class C for this service.

The Transfer Agent charges an annual fee of $5 per inactive account, charged on a pro rata basis for 12 months from the date the account becomes inactive. These fees are included in the transfer agency fees on the Statement of Operations.

DISTRIBUTION FEES
The Fund has agreements with RiverSource Distributors, Inc. and RiverSource Fund Distributions, Inc. (collectively, the Distributor) for distribution and shareholder services. Under a Plan and Agreement of Distribution pursuant to Rule 12b-1, the Fund pays a fee at an annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares and a fee at an annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class B and Class C shares. For Class B and Class C shares, up to 0.75% of the fee is reimbursed for distribution expenses.

The amount of distribution expenses incurred by the Distributor and not yet reimbursed ("unreimbursed expense") was approximately $1,304,000 and $114,000 for Class B and Class C shares, respectively. These amounts are based on the most recent information available as of Oct. 31, 2008, and may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed expense has been fully recovered, the distribution fee is reduced.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  63

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------

SALES CHARGES
Sales charges received by the Distributor for distributing Fund shares were $992,750 for Class A, $48,125 for Class B and $1,680 for Class C for the year ended Nov. 30, 2008.

EXPENSES WAIVED/REIMBURSED BY THE INVESTMENT MANAGER AND ITS AFFILIATES
For the year ended Nov. 30, 2008, the Investment Manager and its affiliates waived/reimbursed certain fees and expenses such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs) were as follows:

Class A.............................................  0.79%
Class B.............................................  1.54
Class C.............................................  1.54


The waived/reimbursed fees and expenses for the transfer agency fees at the class level were as follows:

Class A..........................................  $524,035
Class B..........................................    19,383
Class C..........................................     3,608


The management fees waived/reimbursed at the Fund level were $681,139.

Under an agreement which was effective until Nov. 30, 2008, the Investment Manager and its affiliates contractually agreed to waive certain fees and expenses such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs), will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.79%
Class B.............................................  1.54
Class C.............................................  1.54


Effective Dec. 1, 2008, the Investment Manager and its affiliates have contractually agreed to waive certain fees and expenses until Nov. 30, 2009, unless sooner terminated at the discretion of the Board, such that net expenses (excluding interest and fee expenses related to the Fund's participation in certain inverse floater programs), will not exceed the following percentage of the Fund's average daily net assets:

Class A.............................................  0.76%
Class B.............................................  1.52
Class C.............................................  1.51




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64  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

EARNINGS AND BANK FEE CREDITS
During the year ended Nov. 30, 2008, the Fund's custodian and transfer agency fees were reduced by $97,771 as a result of earnings and bank fee credits from overnight cash balances.

3. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of securities (other than short-term obligations) aggregated $831,163,821 (including $37,163,077* from RiverSource Massachusetts Tax-Exempt Fund, $34,686,678* from RiverSource Michigan Tax-Exempt Fund and $38,641,429* from RiverSource Ohio Tax-Exempt Fund that were acquired in the fund merger as described in Note 6) and $1,053,171,806, respectively, for the year ended Nov. 30, 2008. Realized gains and losses are determined on an identified cost basis.

* These purchase amounts are excluded for purposes of calculating the Fund's portfolio turnover rate.

4. CAPITAL SHARE TRANSACTIONS

Transactions in shares of capital stock for the periods indicated are as follows:

                                        YEAR ENDED NOV. 30, 2008
                                          ISSUED FOR
                                          REINVESTED                         NET
                  SOLD     FUND MERGER  DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
----------------------------------------------------------------------------------------
Class A        43,221,817   24,497,076    19,151,770   (112,052,986)     (25,182,323)
Class B           860,418    2,103,888       498,857     (7,575,865)      (4,112,702)
Class C           541,842      539,503       108,350       (974,897)         214,798
----------------------------------------------------------------------------------------


                                        YEAR ENDED NOV. 30, 2007
                                          ISSUED FOR
                                          REINVESTED                         NET
                               SOLD     DISTRIBUTIONS    REDEEMED    INCREASE (DECREASE)
----------------------------------------------------------------------------------------
Class A                     29,821,360    18,690,151   (133,127,002)     (84,615,491)
Class B                      1,052,384       604,542    (11,647,450)      (9,990,524)
Class C                        358,518       103,026     (1,394,366)        (932,822)
Class Y*                            --            --           (451)            (451)
----------------------------------------------------------------------------------------


*   At June 9, 2007, all Class Y shares were liquidated.

5. BANK BORROWINGS

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  65

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


Oct. 16, 2008, replacing a prior credit facility. The credit facility agreement, which is a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permits collective borrowings up to $475 million. The borrowers shall have the right, upon written notice to the Administrative Agent to request an increase of up to $175 million in the aggregate amount of the credit facility from new or existing lenders, provided that the aggregate amount of the credit facility shall at no time exceed $650 million. Participation in such increase by any existing lender shall be at such lender's sole discretion. Interest is charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.75%. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum, in addition to an upfront fee equal to its pro rata share of 0.02% of the amount of the credit facility. The Fund had no borrowings during the year ended Nov. 30, 2008.

Under the prior credit facility which was effective until Oct. 15, 2008, the Fund had entered into a revolving credit facility with a syndicate of banks headed by JPMorgan Chase Bank, N.A., whereby the Fund was permitted to borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility agreement, which was a collective agreement between the Fund and certain other RiverSource funds, severally and not jointly, permitted collective borrowings up to $500 million. Interest was charged to each Fund based on its borrowings at a rate equal to the federal funds rate plus 0.30%. Each borrowing under the credit facility matured no later than 60 days after the date of borrowing. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.06% per annum.

6. FUND MERGER

At the close of business on March 14, 2008, RiverSource Tax-Exempt High Income Fund acquired the assets and assumed the identified liabilities of RiverSource Massachusetts Tax-Exempt Fund, RiverSource Michigan Tax-Exempt Fund and RiverSource Ohio Tax-Exempt Fund. The reorganization was completed after shareholders approved the plan on Jan. 29, 2008.

The aggregate net assets of RiverSource Tax-Exempt High Income Fund immediately before the acquisition were $2,572,188,382 and the combined net assets immediately after the acquisition were $2,685,799,687.


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66  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

The merger was accomplished by a tax-free exchange of the following:

                                            SHARES      VALUE
----------------------------------------------------------------
RiverSource Massachusetts Tax-Exempt
  Fund..................................  7,422,838  $37,945,077
RiverSource Michigan Tax-Exempt Fund....  7,141,011   36,514,588
RiverSource Ohio Tax-Exempt Fund........  7,674,903   39,151,640


In exchange for the RiverSource Massachusetts Tax-Exempt Fund, RiverSource Michigan Tax-Exempt Fund and RiverSource Ohio Tax-Exempt Fund shares and net assets, RiverSource Tax-Exempt High Income Fund issued the following number of shares:

                                                    SHARES
------------------------------------------------------------
Class A.........................................  24,497,076
Class B.........................................   2,103,888
Class C.........................................     539,503


The components of RiverSource Massachusetts Tax-Exempt Fund's, RiverSource Michigan Tax-Exempt Fund's and RiverSource Ohio Tax-Exempt Fund's net assets after adjustments for any permanent book-to-tax differences at the merger date were as follows:

                                                                                   UNDISTRIBUTED
                                                                                     (EXCESS OF
                                                   UNREALIZED     ACCUMULATED   DISTRIBUTIONS OVER)
                          TOTAL       CAPITAL     APPRECIATION        NET          NET INVESTMENT
                        NET ASSETS     STOCK     (DEPRECIATION)  REALIZED LOSS         INCOME
---------------------------------------------------------------------------------------------------
RiverSource
  Massachusetts Tax-
  Exempt Fund........  $37,945,077  $38,379,015     $(156,375)     $(279,215)          $1,652
RiverSource Michigan
  Tax-Exempt Fund....   36,514,588   36,406,112       292,632       (184,835)             679
RiverSource Ohio
  Tax-Exempt Fund....   39,151,640   39,722,918      (384,900)      (185,940)            (438)


7. CAPITAL LOSS CARRY-OVER

For federal income tax purposes, the Fund had a capital loss carry-over of $30,950,938 at Nov. 30, 2008, that if not offset by capital gains will expire in 2016.

8. INFORMATION REGARDING PENDING AND SETTLED LEGAL PROCEEDINGS

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc., was filed in the United States District Court for the District of Arizona. The plaintiffs allege that

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  67

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


they are investors in several American Express Company mutual funds and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota. In response to defendants' motion to dismiss the complaint, the Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals on August 8, 2007.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at http://www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the RiverSource Funds' Boards of Directors/Trustees.

On November 7, 2008, RiverSource Investments, LLC, a subsidiary of Ameriprise Financial, Inc., acquired J. & W. Seligman & Co., Inc. (Seligman). In late 2003, Seligman conducted an extensive internal review concerning mutual fund trading practices. Seligman's review, which covered the period 2001-2003, noted one arrangement that permitted frequent trading in certain open-end registered investment companies managed by Seligman (the Seligman Funds); this arrangement was in the process of being closed down by Seligman before September 2003. Seligman identified three other arrangements that permitted frequent trading, all of which had been terminated by September 2002. In January 2004, Seligman, on a voluntary basis, publicly disclosed these four arrangements to its clients and to shareholders of the Seligman Funds. Seligman also provided information concerning mutual fund trading practices to the SEC and the Office of the Attorney General of the State of New York (NYAG). In

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68  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------


September 2005, the New York staff of the SEC indicated that it was considering recommending to the Commissioners of the SEC the instituting of a formal action against Seligman and the distributor of the Seligman Funds, Seligman Advisors, Inc., relating to frequent trading in the Seligman Funds. Seligman responded to the staff in October 2005 that it believed that any action would be both inappropriate and unnecessary, especially in light of the fact that Seligman had previously resolved the underlying issue with the Independent Directors of the Seligman Funds and made recompense to the affected Seligman Funds.

In September 2006, the NYAG commenced a civil action in New York State Supreme Court against Seligman, Seligman Advisors, Inc., Seligman Data Corp. (transfer agent for the Seligman Funds) and Brian T. Zino (collectively, the Seligman Parties), alleging, in substance, that, in addition to the four arrangements noted above, the Seligman Parties permitted other persons to engage in frequent trading and, as a result, the prospectus disclosure used by the registered investment companies managed by Seligman is and has been misleading. The NYAG included other related claims and also claimed that the fees charged by Seligman to the Seligman Funds were excessive. The NYAG is seeking damages of at least $80 million and restitution, disgorgement, penalties and costs and injunctive relief. The Seligman Parties answered the complaint in December 2006 and believe that the claims are without merit. Any resolution of these matters may include the relief noted above or other sanctions or changes in procedures. Any damages would be paid by Seligman and not by the Seligman Funds. If the NYAG obtains injunctive relief, each of Seligman, RiverSource Investments and their affiliates could, in the absence of the SEC in its discretion granting exemptive relief, be enjoined from providing advisory and underwriting services to the Seligman Funds and other registered investment companies including those funds in the RiverSource complex of funds. Neither Seligman nor RiverSource Investments believes that the foregoing legal action or other possible actions will have a material adverse impact on Seligman, RiverSource Investments or their current or former clients, including the Seligman Funds and other investment companies managed by RiverSource Investments; however, there can be no assurance of this or that these matters and any related publicity will not affect demand for shares of the Seligman Funds and such other investment companies or have other adverse consequences.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material

--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  69

NOTES TO FINANCIAL STATEMENTS (continued) --------------------------------------


adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.


--------------------------------------------------------------------------------
70  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND:


We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of RiverSource Tax-Exempt High Income Fund (the
Fund) of the RiverSource Tax-Exempt Income Series, Inc. as of November 30, 2008, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the periods presented through November 30, 2006, were audited by other auditors whose report dated January 22, 2007, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  71

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (continued) ------------

In our opinion, the financial statements and financial highlights audited by us as referred to above present fairly, in all material respects, the financial position of RiverSource Tax-Exempt High Income Fund of the RiverSource Tax-Exempt Income Series, Inc. at November 30, 2008, the results of its operations for the year then ended, and changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP
Minneapolis, Minnesota
January 21, 2009


--------------------------------------------------------------------------------
72  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

FEDERAL INCOME TAX INFORMATION  ------------------------------------------------
(UNAUDITED)

The Fund is required by the Internal Revenue Code of 1986 to tell its shareholders about the tax treatment of the dividends it pays during its fiscal year. Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2009, to determine the calendar year amounts to be included on their 2008 tax returns. Tax-exempt distributions may be subject to state and local taxes. Shareholders should consult a tax advisor about reporting this income for state and local tax purposes.

Fiscal year ended Nov. 30, 2008

INCOME DISTRIBUTIONS - the Fund designates the following tax attributes for distributions:

    Exempt-Interest Dividends....................................     99.82%


Tax-exempt distributions are exempt from federal income taxes and should not be included in shareholders' gross income. The income from this Fund is subject to the alternative minimum tax (AMT). The AMT percentage for Nov. 30, 2008 was 11.82%.

CAPITAL GAIN DISTRIBUTION - the Fund designates $1,203,720 to be taxed as long term capital gain.

The Fund also designates as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

SOURCE OF INCOME BY STATE
Percentages of income from municipal securities earned by the Fund from various states during the fiscal year ended Nov. 30, 2008 are listed below.

    Alabama......................................   0.564%
    Alaska.......................................   0.158
    Arizona......................................   2.281
    Arkansas.....................................   0.236
    California...................................   16.12
    Colorado.....................................   1.730
    Connecticut..................................   0.424
    Florida......................................   3.204
    Georgia......................................   2.787
    Hawaii.......................................   1.025
    Idaho........................................   0.013
    Illinois.....................................   3.055
    Indiana......................................   1.053
    Iowa.........................................   0.414
    Kansas.......................................   0.370
    Kentucky.....................................   0.478
    Louisiana....................................   3.329


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  73

FEDERAL INCOME TAX INFORMATION (continued)  ------------------------------------

    Maine........................................   0.115%
    Maryland.....................................   1.582
    Massachusetts................................   5.240
    Michigan.....................................   3.995
    Minnesota....................................   4.546
    Mississippi..................................   1.196
    Missouri.....................................   0.364
    Montanna.....................................   0.167
    Nebraska.....................................   0.415
    Nevada.......................................   1.386
    New Hampshire................................   0.164
    New Jersey...................................   2.138
    New Mexico...................................   0.310
    New York.....................................  10.499
    North Carolina...............................   4.043
    North Dakota.................................   0.215
    Ohio.........................................   4.134
    Oklahoma.....................................   0.038
    Oregon.......................................   0.150
    Pennsylvania.................................   1.366
    Puerto Rico..................................   4.162
    Rhode Island.................................   0.287
    South Carolina...............................   1.304
    South Dakota.................................   0.397
    Tennessee....................................   1.224
    Texas........................................   4.614
    Utah.........................................   0.271
    Virginia.....................................   1.263
    Washington...................................   3.242
    Washington, D.C. ............................   0.720
    Wisconsin....................................   3.186
    Wyoming......................................   0.026




--------------------------------------------------------------------------------
74  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

BOARD MEMBERS AND OFFICERS -----------------------------------------------------

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board. The following is a list of the Fund's Board members. The RiverSource complex of funds that each Board member oversees consists of 162 funds, which includes 103 RiverSource funds and 59 Seligman funds. Board members serve until the next regular shareholders' meeting or until he or she reaches the mandatory retirement age established by the Board. Under the current Board policy, members may serve until the end of the meeting following their 75th birthday, or the fifteenth anniversary of the first Board meeting they attended as members of the Board, whichever occurs first. This policy does not apply to Ms. Jones who may retire after her 75th birthday.

INDEPENDENT BOARD MEMBERS

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
Kathleen Blatz             Board member since    Chief Justice, Minnesota Supreme Court, 1998-2006;       None
901 S. Marquette Ave.      2006                  Attorney
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Arne H. Carlson            Board member since    Chair, RiverSource Funds, 1999-2006; former Governor of  None
901 S. Marquette Ave.      1999                  Minnesota
Minneapolis, MN 55402
Age 74
------------------------------------------------------------------------------------------------------------------------------

Pamela G. Carlton          Board member since    President, Springboard -- Partners in Cross Cultural     None
901 S. Marquette Ave.      2007                  Leadership (consulting company)
Minneapolis, MN 55402
Age 54
------------------------------------------------------------------------------------------------------------------------------

Patricia M. Flynn          Board member since    Trustee Professor of Economics and Management, Bentley   None
901 S. Marquette Ave.      2004                  College; former Dean, McCallum Graduate School of
Minneapolis, MN 55402                            Business, Bentley College
Age 58
------------------------------------------------------------------------------------------------------------------------------

Anne P. Jones              Board member since    Attorney and Consultant                                  None
901 S. Marquette Ave.      1985
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Jeffrey Laikind, CFA       Board member since    Former Managing Director, Shikiar Asset Management       American Progressive
901 S. Marquette Ave.      2005                                                                           Insurance
Minneapolis, MN 55402
Age 73
------------------------------------------------------------------------------------------------------------------------------

Stephen R. Lewis, Jr.      Chair of the Board    President Emeritus and Professor of Economics, Carleton  Valmont Industries,
901 S. Marquette Ave.      since 2007,           College                                                  Inc. (manufactures
Minneapolis, MN 55402      Board member since                                                             irrigation systems)
Age 69                     2002
------------------------------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  75

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
John F. Maher              Board member since    Retired President and Chief Executive Officer and        None
901 S. Marquette Ave.      2008                  former Director, Great Western Financial Corporation
Minneapolis, MN 55402                            (financial services), 1986-1997
Age 64
------------------------------------------------------------------------------------------------------------------------------

Catherine James Paglia     Board member since    Director, Enterprise Asset Management, Inc. (private     None
901 S. Marquette Ave.      2004                  real estate and asset management company)
Minneapolis, MN 55402
Age 56
------------------------------------------------------------------------------------------------------------------------------

Leroy C. Richie            Board member since    Counsel, Lewis & Munday, P.C. since 1987; Director,      Lead Outside
901 S. Marquette Ave.      2008                  Vibration Control Technologies, LLC (auto vibration      Director, Digital
Minneapolis, MN 55402                            technology); Director and Chairman, Highland Park        Ally, Inc. (digital
Age 66                                           Michigan Economic Development Corp; and Chairman,        imaging) since 2005;
                                                 Detroit Public Schools Foundation. Formerly, Chairman    and Infinity, Inc.
                                                 and Chief Executive Officer, Q Standards Worldwide,      (oil and gas
                                                 Inc. (library of technical standards); Director, Kerr-   exploration and
                                                 McGee Corporation (diversified energy and chemical       production);
                                                 company); Trustee, New York University Law Center        Director, OGE Energy
                                                 Foundation; Vice Chairman, Detroit Medical Center and    Corp. (energy and
                                                 Detroit Economic Growth Corp.                            energy services)
                                                                                                          since 2007
------------------------------------------------------------------------------------------------------------------------------
Alison Taunton-Rigby       Board member since    Chief Executive Officer and Director, RiboNovix, Inc.    Idera
901 S. Marquette Ave.      2002                  since 2003 (biotechnology); former President, Forester   Pharmaceutical, Inc.
Minneapolis, MN 55402                            Biotech                                                  (biotechnology);
Age 64                                                                                                    Healthways, Inc.
                                                                                                          (health management
                                                                                                          programs)
------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
76  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

--------------------------------------------------------------------------------

BOARD MEMBER AFFILIATED WITH RIVERSOURCE INVESTMENTS*


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION                                     OTHER
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS                                   DIRECTORSHIPS
------------------------------------------------------------------------------------------------------------------------------
William F. Truscott        Board member since    President -- U.S. Asset Management and Chief Investment  None
53600 Ameriprise           2001,                 Officer, Ameriprise Financial, Inc. and President,
Financial Center           Vice President since  Chairman of the Board and Chief Investment Officer,
Minneapolis, MN 55474      2002                  RiverSource Investments, LLC since 2005; Director,
Age 48                                           President and Chief Executive Officer, Ameriprise
                                                 Certificate Company and Chairman of the Board, Chief
                                                 Executive Officer and President, RiverSource
                                                 Distributors, Inc. since 2006; Senior Vice
                                                 President -- Chief Investment Officer, Ameriprise
                                                 Financial, Inc. and Chairman of the Board and Chief
                                                 Investment Officer, RiverSource Investments, LLC, 2001-
                                                 2005
------------------------------------------------------------------------------------------------------------------------------


* Interested person by reason of being an officer, director, security holder and/or employee of RiverSource Investments.

The SAI has additional information about the Fund's Board members and is available, without charge, upon request by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; or visiting riversource.com/funds.

The Board has appointed officers who are responsible for day-to-day business decisions based on policies it has established. The officers serve at the pleasure of the Board. In addition to Mr. Truscott, who is Vice President, the Fund's other officers are:

FUND OFFICERS


NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Patrick T. Bannigan        President since 2006  Director and Senior Vice President -- Asset Management,
172 Ameriprise Financial                         Products and Marketing, RiverSource Investments, LLC
Center                                           since 2006; Director and Vice President -- Asset
Minneapolis, MN 55474                            Management, Products and Marketing, RiverSource
Age 43                                           Distributors, Inc. since 2006; Managing Director and
                                                 Global Head of Product, Morgan Stanley Investment
                                                 Management, 2004-2006; President, Touchstone
                                                 Investments, 2002-2004
--------------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  77

BOARD MEMBERS AND OFFICERS (continued) -----------------------------------------

NAME,                      POSITION HELD
ADDRESS,                   WITH FUND AND         PRINCIPAL OCCUPATION
AGE                        LENGTH OF SERVICE     DURING PAST FIVE YEARS
--------------------------------------------------------------------------------------------------------
Michelle M. Keeley         Vice President since  Executive Vice President -- Equity and Fixed Income,
172 Ameriprise Financial   2004                  Ameriprise Financial, Inc. and RiverSource Investments,
Center                                           LLC since 2006; Vice President -- Investments,
Minneapolis, MN 55474                            Ameriprise Certificate Company since 2003; Senior Vice
Age 44                                           President -- Fixed Income, Ameriprise Financial, Inc.,
                                                 2002-2006 and RiverSource Investments, LLC, 2004-2006
--------------------------------------------------------------------------------------------------------

Amy K. Johnson             Vice President since  Vice President -- Asset Management and Trust Company
5228 Ameriprise Financial  2006                  Services, RiverSource Investments, LLC since 2006; Vice
Center                                           President -- Operations and Compliance, RiverSource
Minneapolis, MN 55474                            Investments, LLC, 2004-2006; Director of Product
Age 43                                           Development -- Mutual Funds, Ameriprise Financial,
                                                 Inc., 2001-2004
--------------------------------------------------------------------------------------------------------

Jeffrey P. Fox             Treasurer since 2002  Vice President -- Investment Accounting, Ameriprise
105 Ameriprise Financial                         Financial, Inc. since 2002; Chief Financial Officer,
Center                                           RiverSource Distributors, Inc. since 2006
Minneapolis, MN 55474
Age 53
--------------------------------------------------------------------------------------------------------

Scott R. Plummer           Vice President,       Vice President and Chief Counsel -- Asset Management,
5228 Ameriprise Financial  General Counsel and   Ameriprise Financial, Inc. since 2005; Chief Counsel,
Center                     Secretary since 2006  RiverSource Distributors, Inc. and Chief Legal Officer
Minneapolis, MN 55474                            and Assistant Secretary, RiverSource Investments, LLC
Age 49                                           since 2006; Vice President, General Counsel and
                                                 Secretary, Ameriprise Certificate Company since 2005;
                                                 Vice President -- Asset Management Compliance,
                                                 Ameriprise Financial, Inc., 2004-2005; Senior Vice
                                                 President and Chief Compliance Officer, USBancorp Asset
                                                 Management, 2002-2004
--------------------------------------------------------------------------------------------------------

Jennifer D. Lammers        Chief Compliance      U.S. Asset Management Chief Compliance Officer,
172 Ameriprise Financial   Officer since 2006    RiverSource Investments, LLC since 2006;
Center                                           Director -- Mutual Funds, Voyageur Asset Management,
Minneapolis, MN 55474                            2003-2006; Director of Finance, Voyageur Asset
Age 48                                           Management, 2000-2003
--------------------------------------------------------------------------------------------------------

Neysa M. Alecu             Money Laundering      Compliance Director and Anti-Money Laundering Officer,
2934 Ameriprise Financial  Prevention Officer    Ameriprise Financial, Inc. since 2004; Manager Anti-
Center                     since 2004            Money Laundering, Ameriprise Financial, Inc., 2003-
Minneapolis, MN 55474                            2004; Compliance Director and Bank Secrecy Act Officer,
Age 44                                           American Express Centurion Bank, 2000-2003
--------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------
78  RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT

PROXY VOTING -------------------------------------------------------------------

The policy of the Board is to vote the proxies of the companies in which the Fund holds investments consistent with the procedures as stated in the Statement of Additional Information (SAI). You may obtain a copy of the SAI without charge by calling RiverSource Funds at (888) 791-3380; contacting your financial institution; visiting riversource.com/funds; or searching the website of the Securities and Exchange Commission (SEC) at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities is filed with the SEC by August 31 for the most recent 12-month period ending June 30 of that year, and is available without charge by visiting riversource.com/funds; or searching the website of the SEC at www.sec.gov.


--------------------------------------------------------------------------------
               RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND -- 2008 ANNUAL REPORT  79

RIVERSOURCE TAX-EXEMPT HIGH INCOME FUND
734 Ameriprise Financial Center
Minneapolis, MN 55474

RIVERSOURCE.COM/FUNDS


                                This report must be accompanied or preceded by the Fund's
                                current prospectus. RiverSource(R) mutual funds are
                                distributed by RiverSource Distributors, Inc., and
                                RiverSource Fund Distributors, Inc., Members FINRA, and
                                managed by RiverSource Investments, LLC. RiverSource is part of Ameriprise Financial, Inc.
(RIVERSOURCE INVESTMENTS LOGO)  (C) 2009 RiverSource Investments, LLC.                             S-6430 AF 1/09)

Item 2. (a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. A copy of the code of ethics is filed as an exhibit to this form N-CSR.

         (b) During the period covered by this report, there were not any amendments to the provisions of the code of ethics adopted in 2(a) above.

         (c) During the period covered by this report, there were not any implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a).

Item 3. The Registrant's board of directors has determined that independent directors Pamela G. Carlton, Jeffrey Laikind, John F. Maher and Anne
         P. Jones, each qualify as audit committee financial experts.

Item 4. Principal Accountant Fees and Services

Fund - Related Fees

(a) Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for professional services rendered for the audit of the annual financial statements for RiverSource Tax-Exempt Income Series, Inc. were as follows:

                         2008 - $26,125   2007 - $24,650

(b) Audit - Related Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered in connection with the semiannual financial statement review for RiverSource Tax-Exempt Income Series, Inc. were as follows:

                         2008 - $375      2007 - $350

(c) Tax Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for tax compliance related services for RiverSource Tax-Exempt Income Series, Inc. were as follows:

                         2008 - $3,180    2007 - $3,000

(d) All Other Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP for additional professional services rendered for RiverSource Tax-Exempt Income Series, Inc. were as follows:

                         2008 - $0        2007 - $0

     (e) (1) Audit Committee Pre-Approval Policy. Pursuant to Sarbanes-Oxley pre-approval requirements, all services to be performed by Ernst & Young LLP for the registrant and to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant must be pre-approved by the audit committee.

(e) (2) 100% of the services performed for items (b) through (d) above during 2008 and 2007 were pre-approved by the audit committee.

(f)  Not applicable.

(g) Non-Audit Fees. The fees for the year ended Nov. 30, to Ernst & Young LLP by the registrant for non-audit fees and by the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were as follows:

                         2008 - $585,255   2007 - $624,800

(h) 100% of the services performed in item (g) above during 2008 and 2007 were pre-approved by the Ameriprise Financial Audit Committee and/or the RiverSource Mutual Funds Audit Committee.

Item 5.  Audit Committee of Listed Registrants. Not applicable.

Item 6. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of matters to a vote of security holders. Not applicable.

Item 11. Controls and Procedures.

         (a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's Principal Financial Officer and Principal Executive Officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

         (b) There were no changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

         (a)(1) Code of ethics as applies to the Registrant's principal executive officer and principal financial officer, as required to be disclosed under Item 2 of Form N-CSR, is attached as Ex. 99.CODE ETH.

         (a)(2) Separate certification for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX.99.CERT.

         (a)(3) Not applicable.

         (b) A certification by the Registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act of 1940, is attached as EX.99.906 CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)              RiverSource Tax-Exempt Income Series, Inc.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date February 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.


By /s/ Patrick T. Bannigan
   -----------------------------------------
   Patrick T. Bannigan
   President and Principal Executive Officer

Date February 3, 2009


By /s/ Jeffrey P. Fox
   -----------------------------------------
   Jeffrey P. Fox
   Treasurer and Principal Financial Officer

Date February 3, 2009